                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY


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                                   INDENTURE



                       ASSET GUARANTY INSURANCE COMPANY,
                                    Insurer


                                      and

                   TFC AUTOMOBILE RECEIVABLES TRUST 2001-1,
                                    Issuer


                                      and

               WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                      Trustee and Trust Collateral Agent





                          Dated as of March 30, 2001

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                               TABLE OF CONTENTS

                                                                                                      Page
     Article I.     Definitions and Incorporation by Reference......................................    2

              Section 1.1.      Definitions.........................................................    2

              Section 1.2.      [Reserved]..........................................................    9

              Section 1.3.      Rules of Construction...............................................    9

              Section 1.4.      Action by or Consent of Noteholders and Certificateholders..........   10

              Section 1.5.      Material Adverse Effect.............................................   10

     Article II.    The Notes.......................................................................   10

              Section 2.1.      Form................................................................   10

              Section 2.2.      Execution, Authentication and Delivery..............................   11

              Section 2.3.      Temporary Notes.....................................................   11

              Section 2.4.      Registration; Registration of Transfer and Exchange.................   12

              Section 2.5.      Restrictions on Transfer and Exchange...............................   12

              Section 2.6.      Mutilated, Destroyed, Lost or Stolen Notes..........................   15

              Section 2.7.      Persons Deemed Owner................................................   16

              Section 2.8.      Payment of Principal and Interest; Defaulted Interest...............   16

              Section 2.9.      Cancellation........................................................   17

              Section 2.10.     Release of Collateral...............................................   18

              Section 2.11.     Notices to Noteholders..............................................   18

              Section 2.12.     Book-Entry Notes....................................................   18

     Article III.   Covenants.......................................................................   19

              Section 3.1.      Payment of Principal and Interest...................................   19

              Section 3.2.      Maintenance of Office or Agency.....................................   20

              Section 3.3.      Money for Payments to be Held in Trust..............................   20

              Section 3.4.      Existence...........................................................   21

              Section 3.5.      Protection of Trust Property........................................   21

              Section 3.6.      Opinions as to Trust Property.......................................   22

              Section 3.7.      Performance of Obligations; Servicing of Receivables................   23

              Section 3.8.      Negative Covenants..................................................   24

              Section 3.9.      Annual Statement as to Compliance...................................   24

                               TABLE OF CONTENTS
                                  (continued)

                                                                                                      Page
              Section 3.10.     Issuer May Consolidate, Etc. Only on Certain Terms..................   25

              Section 3.11.     Successor or Transferee.............................................   27

              Section 3.12.     No Other Business...................................................   27

              Section 3.13.     No Borrowing........................................................   27

              Section 3.14.     Servicer's Obligations..............................................   27

              Section 3.15.     Guarantees, Loans, Advances and Other Liabilities...................   27

              Section 3.16.     Capital Expenditures................................................   28

              Section 3.17.     Compliance with Laws................................................   28

              Section 3.18.     Restricted Payments.................................................   28

              Section 3.19.     Notice of Events of Default.........................................   28

              Section 3.20.     Further Instruments and Acts........................................   28

              Section 3.21.     Amendments of Sale and Servicing Agreement and
                                Trust Agreement.....................................................   28

              Section 3.22.     Income Tax Characterization.........................................   28

     Article IV.    Satisfaction and Discharge......................................................   29

              Section 4.1.      Satisfaction and Discharge of Indenture.............................   29

              Section 4.2.      Application of Trust Money..........................................   30

              Section 4.3.      Repayment of Monies Held by Note Paying Agent.......................   30

     Article V.     Remedies........................................................................   30

              Section 5.1.      Events of Default...................................................   30

              Section 5.2.      Rights Upon Event of Default........................................   32

              Section 5.3.      Collection of Indebtedness and Suits for Enforcement by Trustee.....   33

              Section 5.4.      Remedies............................................................   35

              Section 5.5.      Optional Preservation of the Receivables............................   36

              Section 5.6.      Priorities..........................................................   37

              Section 5.7.      Limitation of Suits.................................................   37

              Section 5.8.      Unconditional Rights of Noteholders To Receive Principal and
                                Interest............................................................   38

              Section 5.9.      Restoration of Rights and Remedies..................................   38

              Section 5.10.     Rights and Remedies Cumulative......................................   39

                               TABLE OF CONTENTS
                                  (continued)

                                                                                                      Page
              Section 5.11.     Delay or Omission Not a Waiver......................................   39

              Section 5.12.     Control by Noteholders..............................................   39

              Section 5.13.     Waiver of Past Defaults.............................................   39

              Section 5.14.     Undertaking for Costs...............................................   40

              Section 5.15.     Waiver of Stay or Extension Laws....................................   40

              Section 5.16.     Action on Notes.....................................................   40

              Section 5.17.     Performance and Enforcement of Certain Obligations..................   40

              Section 5.18.     Subrogation.........................................................   41

              Section 5.19.     Preference Claims...................................................   41

     Article VI.    The Trustee and the Trust Collateral Agent......................................   42

              Section 6.1.      Duties of Trustee...................................................   42

              Section 6.2.      Rights of Trustee and the Trust Collateral Agent....................   44

              Section 6.3.      Individual Rights of Trustee........................................   45

              Section 6.4.      Trustee's Disclaimer................................................   46

              Section 6.5.      Notice of Defaults..................................................   46

              Section 6.6.      Reports by Note Paying Agent to Holders.............................   46

              Section 6.7.      Compensation and Indemnity..........................................   46

              Section 6.8.      Replacement of Trustee..............................................   47

              Section 6.9.      Successor Trustee by Merger.........................................   48

              Section 6.10.     Appointment of Co-Trustee or Separate Trustee.......................   49

              Section 6.11.     Eligibility: Disqualification.......................................   50

              Section 6.12.     [Reserved]..........................................................   50

              Section 6.13.     Appointment and Powers..............................................   50

              Section 6.14.     Performance of Duties...............................................   51

              Section 6.15.     Limitation on Liability.............................................   51

              Section 6.16.     Reliance Upon Documents.............................................   52

              Section 6.17.     Successor Trust Collateral Agent....................................   52

              Section 6.18.     Compensation........................................................   53

              Section 6.19.     Representations and Warranties of the Trustee and the
                                Trust Collateral Agent..............................................   53

                               TABLE OF CONTENTS
                                  (continued)

                                                                                                      Page
              Section 6.20.     Waiver of Setoffs...................................................   54

              Section 6.21.     Control by the Controlling Party....................................   54

     Article VII.   Noteholders' Lists and Reports..................................................   55

              Section 7.1.      Issuer To Furnish To Trustee Names and Addresses of Noteholders.....   55

              Section 7.2.      Preservation of Information; Communications to Noteholders..........   55

              Section 7.3.      Reports by Issuer...................................................   55

     Article VIII.  Accounts, Disbursements and Releases............................................   56

              Section 8.1.      Collection of Money.................................................   56

              Section 8.2.      Release of Trust Property...........................................   56

              Section 8.3.      Opinion of Counsel..................................................   56

     Article IX.    Supplemental Indentures.........................................................   57

              Section 9.1.      Supplemental Indentures Without Consent of Noteholders..............   57

              Section 9.2.      Supplemental Indentures with Consent of Noteholders.................   58

              Section 9.3.      Execution of Supplemental Indentures................................   59

              Section 9.4.      Effect of Supplemental Indenture....................................   60

              Section 9.5.      [Reserved]..........................................................   60

              Section 9.6.      Reference in Notes to Supplemental Indentures.......................   60

     Article X.     Redemption of Notes.............................................................   60

              Section 10.1.     Redemption..........................................................   60

              Section 10.2.     Form of Redemption Notice...........................................   61

              Section 10.3.     Notes Payable on Redemption Date....................................   61

     Article XI.    Miscellaneous...................................................................   61

              Section 11.1.     Compliance Certificates and Opinions, etc...........................   61

              Section 11.2.     Form of Documents Delivered to Trustee..............................   63

              Section 11.3.     Acts of Noteholders.................................................   64

              Section 11.4.     Notices, etc. to Trustee, Issuer and Rating Agency..................   64

              Section 11.5.     Notices to Noteholders; Waiver......................................   65

              Section 11.6.     Alternate Payment and Notice Provisions.............................   66

                               TABLE OF CONTENTS
                                  (continued)

                                                                                                      Page
              Section 11.7.     [Reserved]..........................................................   66

              Section 11.8.     Effect of Headings and Table of Contents............................   66

              Section 11.9.     Successors and Assigns..............................................   66

              Section 11.10.    Separability........................................................   66

              Section 11.11.    Benefits of Indenture...............................................   66

              Section 11.12.    Legal Holidays......................................................   66

              Section 11.13.    Governing Law.......................................................   67

              Section 11.14.    Counterparts........................................................   67

              Section 11.15.    Recording of Indenture..............................................   67

              Section 11.16.    Trust Obligation....................................................   67

              Section 11.17.    No Petition.........................................................   67

              Section 11.18.    Inspection..........................................................   68

              Section 11.19.    Limitation of Liability.............................................   68


EXHIBITS
Exhibit A -- Form of Note

          INDENTURE dated as of March 30, 2001, among ASSET GUARANTY INSURANCE COMPANY, a stock insurance company incorporated in the State of New York (the "Insurer"), TFC AUTOMOBILE RECEIVABLES TRUST 2001-1 (the "Issuer") and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as trustee (in such capacity, the "Trustee") and trust collateral agent (in such capacity, the "Trust Collateral Agent").

          Each party agrees as follows for the benefit of each other party and for the equal and ratable benefit of the Holders of the Issuer's 5.853% Asset Backed Notes (the "Notes"):

          As security for the payment and performance by the Issuer of its obligations under this Indenture and the Notes, the Issuer has agreed to assign the Collateral (as defined below) to the Trust Collateral Agent for the benefit of the Trustee and the Insurer on behalf of the Noteholders.

          The Insurer has issued and delivered a financial guaranty insurance policy, dated the Closing Date (with endorsements, the "Note Policy"), pursuant to which the Insurer guarantees Scheduled Payments with respect to the Notes, as defined in the Note Policy.

          As an inducement to the Insurer to issue and deliver the Note Policy, the Issuer and the Insurer have executed and delivered the Insurance and Indemnity Agreement, dated as of March 30, 2001, (as amended from time to time, the "Insurance Agreement"), among the Insurer, the Issuer, The Finance Company, TFC Receivables Corporation IV (the "Seller"), the Trustee and Wells Fargo Financial America, Inc.

          As an additional inducement to the Insurer to issue the Note Policy, and as security for the performance by the Issuer of the Insurer Issuer Secured Obligations and as security for the performance by the Issuer of the Trustee Issuer Secured Obligations, the Issuer has agreed to assign the Collateral (as defined below) to the Trust Collateral Agent for the benefit of the Issuer Secured Parties, as their respective interests may appear.

                                GRANTING CLAUSE

          The Issuer hereby Grants to the Trust Collateral Agent at the Closing Date, for the benefit of the Issuer Secured Parties all of the Issuer's right, title and interest (but none of its obligations) in and to the following (collectively, the "Collateral"): (a) the Receivables and all monies paid or payable thereon or in respect thereof after the Cut-Off Date (including amounts due on or before the Cut-Off Date but received by TFC, the Servicer, the Seller or the Issuer on or after the Cut-Off Date); (b) all rights and interest, including security interests, in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Issuer in the Financed Vehicles; (c) all rights of the Seller against Dealers pursuant to Dealer Agreements or Dealer Assignments; (d) all rights under any Service Contracts on the related Financed Vehicles; (e) any proceeds and the right to receive proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors including rebates of insurance premiums relating to the Receivables and any proceeds of the liquidation of Receivables; (f) all funds on deposit from time to time in the Trust Accounts and the Spread Account (including all Eligible Investments and proceeds thereof), and all rights of the Issuer therein; (g) the Issuer's rights and benefits, but none of its obligations or burdens, under the Purchase Agreement, including the delivery requirements, representations and warranties and the cure and repurchase obligations of TFC under the Purchase Agreement; (h) property (including the right to receive future Net Liquidation Proceeds) that secures a Receivable and that has been acquired pursuant to liquidation of such Receivable; (i) all items contained in the Receivable Files and any and all other documents that TFC or any other servicer keeps on file relating to the Receivables, the Obligors or the Financed Vehicles, (j) all rights, under the Standby Processing Agreement;
(k) all of the other conveyed property; and (l) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

          The foregoing Grant is made in trust to the Trust Collateral Agent, for the benefit of the Trustee on behalf of the Holders of the Notes, and for the benefit of the Insurer. The Trust Collateral Agent hereby acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the end that the interests of such parties, recognizing the priorities of their respective interests, may be adequately and effectively protected.

          It is the intention of the Issuer and the Trustee that this Grant constitutes a grant or assignment of a valid, first priority perfected security interest in the Issuer's rights in the Collateral, free and clear of all Liens (other than the security interest Granted herein) to the Trustee. This Agreement shall be deemed to create a security interest and be a security agreement with respect to the Collateral within the meaning of Article 1,
Article 8 and Article 9 of the Uniform Commercial Code as in effect in the States of New York and Minnesota and under the law of all jurisdictions governing the creation and perfection of security interests in the Collateral.

                                  ARTICLE I.

                  Definitions and Incorporation by Reference

          SECTION 1.1.   Definitions.  Except as otherwise specified herein, the
                         -----------
following terms have the respective meanings set forth below for all purposes of this Indenture.

          "Act" has the meaning specified in Section 11.3(a).

          "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms

"controlling" and "controlled" have meanings correlative to the foregoing. A Person shall not be deemed to be an Affiliate of any person solely because such other Person has the contractual right or obligation to manage such Person unless such other Person controls such Person through equity ownership or otherwise.

          "Authorized Officer" means, with respect to the Issuer and the Servicer, any officer or agent acting pursuant to a power of attorney of the Owner Trustee or the Servicer, as applicable, who is authorized to act for the Owner Trustee or the Servicer, as applicable, in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Servicer to the Trustee and the Insurer on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

          "Basic Documents" means this Agreement, the Certificate of Trust, the Trust Agreement, the Sale and Servicing Agreement, the Insurance Agreement, the Premium Letter, the Stock Pledge Agreement, the Purchase Agreement, the Note Purchase Agreements, the Placement Agency Agreement, the Standby Processing Agreement, the Securities Account Control Agreement, the Fort Knox Letters and other documents and certificates delivered in connection therewith.

          "Benefit Plan" has the meaning specified in Section 2.5(f).

          "Book Entry Notes" means a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.11.

          "Business Day" means any day other than a Saturday, Sunday, legal holiday or other day on which commercial banking institutions located in any of the states of Delaware, Minnesota, New York, and Virginia are authorized or obligated by law, executive order or governmental decree to be closed.

          "Certificate of Trust" means the certificate of trust of the Issuer substantially in the form of Exhibit B to the Trust Agreement.

          "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

          "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

          "Closing Date" means April 2, 2001.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

          "Collateral" has the meaning specified in the Granting Clause of this Indenture.

          "Controlling Party" means (a) the Insurer, so long as no Insurer Default shall have occurred and be continuing, and (i) there are Notes outstanding, (ii) any amounts due to the Insurer remain unpaid or (iii) the Note Policy has not expired according to its terms and (b) in all other cases, the Security Majority.

          "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered which office at the date of execution of this Agreement is located at Sixth Street and Marquette Avenue, MAC N9311-161, Minneapolis, Minnesota, 55479,
Attention: Corporate Trust Services-Asset Backed Administration or at such other address as the Trustee may designate from time to time by notice to the Noteholders, the Insurer, the Servicer and the Issuer, or the principal corporate trust office of any successor Trustee (the address of which the successor Trustee will notify the Noteholders and the Issuer).

          "Cut-Off Date" means the close of business on February 28, 2001.

          "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "Event of Default" has the meaning specified in Section 5.1.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Executive Officer" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation.

          "Grant" means mortgage, pledge, bargain, warrant, alienate, remise, release, convey, assign, transfer, create, grant a lien upon or a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

          "Holder" or "Noteholder" means the Person in whose name a Note is registered on the Note Register.

          "Indebtedness" means, with respect to any Person at any time, (a) indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services (including trade obligations); (b) obligations of such Person as lessee under leases which should have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases; (c) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA other than accrued contributions which are not past due; (d) obligations issued for or liabilities incurred on the account of such Person; (e) obligations or liabilities of such Person arising under acceptance facilities; (f) obligations of such Person under any guarantees, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (g) obligations of such Person secured by any lien on property or assets of such Person, whether or not the obligations have been assumed by such Person; or (h) obligations of such Person under any interest rate or currency exchange agreement.

          "Indenture" means this Indenture as amended and supplemented from time to time.

          "Independent" means, when used with respect to any specified Person, that the person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Seller and any Affiliate of any of the foregoing persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

          "Independent Certificate" means a certificate or opinion to be delivered to the Trust Collateral Agent, and the Insurer and the Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1, prepared by an Independent appraiser or other expert appointed pursuant to an Issuer Order and approved by the Trust Collateral Agent in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

          "Institutional Investor" means any "qualified institutional buyer (as defined in Rule 144A under the Securities Act) or any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

          "Insurance Agreement Indenture Cross Default" has the meaning specified therefor in the Insurance Agreement.

          "Insurer Issuer Secured Obligations" means all amounts and obligations which the Issuer, TFC or the Seller may at any time owe to or on behalf of the Insurer under this Indenture, the Insurance Agreement or any other Basic Document.

          "Interest Rate" means, 5.853% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months).

          "Issuer" means the party named as such in this Indenture until a successor replaces it in accordance with the terms of the Basic Documents, and, thereafter, means the successor.

          "Issuer Order" and "Issuer Request" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Trustee.

          "Issuer Secured Obligations" means the Insurer Issuer Secured Obligations and the Trustee Issuer Secured Obligations.

          "Issuer Secured Parties" means each of the Trustee in respect of the Trustee Issuer Secured Obligations on behalf of the Noteholders and the Insurer in respect of the Insurer Issuer Secured Obligations.

          "Note Owner" means, with respect to a Book-Entry Note, the person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

          "Note Paying Agent" means the Trustee or any other Person that meets the eligibility standards for the Trustee specified in Section 6.11 and is authorized by the Issuer to make payments to and distributions from the Collection Account and the Note Payment Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

          "Note Policy" means the insurance policy issued by the Insurer with respect to the Notes, including any endorsements thereto.

          "Note Policy Claim Amount" has the meaning specified in the Sale and Serving Agreement.

          "Note Register" and "Note Registrar" have the respective meanings specified in Section 2.4.

          "Notes" means the 5.853% Asset Backed Notes, substantially in the form of Exhibit A.

          "Officer's Certificate" means a certificate signed by the chairman of the board, the president, any executive vice president, any vice president or any treasurer, secretary or authorized signatory of the Seller, the Issuer or the Servicer, as appropriate.

          "Opinion of Counsel" means an opinion of counsel reasonably acceptable to the Controlling Party and the Trustee, in form and substance reasonably acceptable to the Controlling Party and the Trustee.

          "Outstanding" means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

          (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

          (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Trustee or the Note Paying Agent in trust for the Holders of such Notes (provided,
                                                               --------
     however, that if such Notes are to be redeemed, notice of such redemption
     -------
     has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Trustee, has been made); and

          (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, however, that Notes which have been paid with proceeds of the Note
--------  -------
Policy shall continue to remain Outstanding for purposes of this Indenture until the Insurer has been paid as subrogee hereunder or reimbursed pursuant to the Insurance Agreement as evidenced by a written notice from the Insurer delivered to the Trustee, and the Insurer shall be deemed to be the Holder thereof to the extent of any payments thereon made by the Insurer; provided, further, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Trustee either actually knows to be so owned or has received written notice thereof shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons.

          "Outstanding Amount" means the aggregate principal amount of all Notes, outstanding at the date of determination.

          "Preference Claim" has the meaning specified in the Sale and Servicing Agreement.

          "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

          "Rating Agency" means Standard & Poor's. If no such organization or successor maintains a rating on the Notes, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Seller and acceptable to the Controlling Party.

          "Rating Agency Condition" means, with respect to any action, that the Rating Agency shall have been given 10 days' (or such shorter period as shall be acceptable to the Rating Agency) prior notice thereof and that the Rating Agency shall have notified the Seller, the Servicer, the Insurer, the Trustee, the Noteholders, the Owner Trustee and the Issuer in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes, without giving effect to the existence of the Note Policy.

          "Record Date" means, with respect to a Payment Date or Redemption Date, the close of business on the Business Day immediately preceding such Payment Date or Redemption Date.

          "Redemption Date" means (a) in the case of a redemption of the Notes pursuant to Section 10.1(a) or a payment to Noteholders pursuant to Section 10.1(b), the Payment Date specified by the Servicer or the Issuer pursuant to
Section 10.1(a) or (b) as applicable.

          "Redemption Price" means (a) in the case of a redemption of the Notes pursuant to Section 10.1(a), an amount equal to the unpaid principal amount of the then outstanding principal amount of Notes being redeemed plus accrued and unpaid interest thereon to but excluding the Redemption Date, or (b) in the case of a payment made to Noteholders pursuant to Section 10.1(b), the amount on deposit in the Note Payment Account, but not in excess of the amount specified in clause (a) above.

          "Responsible Officer" means, (i) in the case of the Trust Collateral Agent, the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president, assistant vice-president or managing director, the secretary, any assistant secretary or any other officer of the Trust Collateral Agent customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, and (ii) in the case of the Owner Trustee, any officer in the corporate trust office of the Owner Trustee or any officer of the Owner Trustee with direct responsibility for the administration of this Agreement or any of the Basic Documents on behalf of the Owner Trustee.

          "Sale and Servicing Agreement" means the Sale and Servicing Agreement dated as of March 30, 2001, among the Insurer, the Issuer, the Seller, the Servicer, the Trust Collateral Agent and Wells Fargo Financial America, Inc., as successor servicer, as the same may be amended or supplemented from time to time.

          "Securities Account Control Agreement" means the Securities Account Control Agreement dated as of March 30, 2001, among the Issuer, the Trustee and Wells Fargo Bank Minnesota, National Association, as securities intermediary, as the same may be amended or supplemented from time to time.

          "Security Majority" has the meaning specified in the Sale and Servicing Agreement.

          "Scheduled Payments" has the meaning specified in the Note Policy.

          "Standard & Poor's" means Standard & Poor's Ratings Services, or its successor.

          "State" means any one of the 50 states of the United States of America or the District of Columbia.

          "Termination Date" means the latest of (i) the expiration of the Note Policy and the return of the Note Policy to the Insurer for cancellation, (ii) the date on which the Insurer shall have received payment and performance of all Insurer Issuer Secured Obligations and (iii) the date on which the Trustee shall have received payment and performance of all Trustee Issuer Secured Obligations.

          "Trust Accounts" has the meaning specified in the Sale and Servicing Agreement.

          "Trust Collateral Agent" means, initially, Wells Fargo Bank Minnesota, National Association, in its capacity as trust collateral agent on behalf of the Issuer Secured Parties, including its successors in interest, until and unless a successor Person shall have become the Trust Collateral Agent pursuant to
Section 6.17 hereof, and thereafter "Trust Collateral Agent" shall mean such successor Person.

          "Trust Property" means (i) all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of this Indenture for the benefit of the Noteholders and the Insurer (including all property and interests Granted to the Trust Collateral Agent), including all proceeds thereof, (ii) the Spread Account and (iii) the right to receive payments pursuant to the Note Policy.

          "Trustee" means Wells Fargo Bank Minnesota, National Association, a national banking association, not in its individual capacity but as trustee under this Indenture, or any successor trustee under this Indenture.

          "Trustee Fee" means the fees and expenses due to the Trustee, the Back-up Servicer and the Trust Collateral Agent payable to such Persons pursuant to Section 5.7(a)(ii) under the Sale and Servicing Agreement.

          "Trustee Issuer Secured Obligations" means all amounts and obligations which the Issuer may at any time owe to or on behalf of the Trustee for the benefit of the Noteholders under this Indenture or the Notes.

          "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

          Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Sale and Servicing Agreement or the Trust Agreement.

          SECTION 1.2.   [Reserved].
                          --------

          SECTION 1.3.   Rules of Construction.  Unless the context otherwise
                         ---------------------
requires:

          (i)   a term has the meaning assigned to it;

          (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

          (iii) "or" is not exclusive;

          (iv) any form of the word "include" shall be deemed to be followed by the words "without limitation"; and

          (v) words in the singular include the plural and words in the plural include the singular.

          SECTION 1.4.   Action by or Consent of Noteholders and
                         ---------------------------------------
Certificateholders.  Whenever any provision of this Agreement refers to action
------------------
to be taken, or consented to, by Noteholders or Certificateholders, such provision shall be deemed to refer to the Certificateholder or Noteholder, as the case may be, of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Noteholders or Certificateholders. Solely for the purposes of any action to be taken, or consented to, by Noteholders or Certificateholders, any Note or Certificate registered in the name of TFC, the Seller or any Affiliate thereof shall be deemed not to be Outstanding; provided, however, that, solely for the purpose of determining whether the Trustee or the Trust Collateral Agent is entitled to rely upon any such action or consent, only Notes or Certificates which the Owner Trustee, the Trustee or the Trust Collateral Agent, respectively, knows to be so owned shall be so disregarded.

          SECTION 1.5.   Material Adverse Effect.  Whenever used in the Basic
                         -----------------------
Documents, "Material Adverse Effect" or "material adverse effect" means (i) when used with respect to any action, event, fact or other matter or thing, means that such action, event, fact or other matter or thing will, individually or in the aggregate, have a material adverse effect on (a) the Trust, the Trust Property or Collateral, (b) the existence, perfection or priority of the security interests of the Trust Collateral Agent in the Collateral, (c) the ability of the Trust Collateral Agent on behalf of the Noteholders and the Insurer to collect on, liquidate, or foreclose against, the Collateral in accordance with the Indenture, (d) the validity, enforceability, or the performance of any Person's obligations under, or with respect to, the Basic Documents, or the validity, enforceability, or performance of any Person's obligations under or with respect to, or the payment of, the Notes, (e) the transactions contemplated by the Basic Documents, (f) the business, operations, condition (financial or otherwise) or prospects of the Servicer, the Seller or the Issuer or (g) the interests, rights and/or remedies hereunder, or otherwise with respect to the Trust Property, of the Trust Collateral Agent, the Trustee, the Insurer or any of the Noteholders (which determination shall be made, in each case, without giving effect to the existence of the Note Policy), and (ii) when used in relation to or in connection with any Person also means that such action, event, fact or other matter or thing shall not, individually or in the aggregate, have a material adverse effect on the business, operations, condition (financial otherwise) or prospects of such Person.

                                  ARTICLE II.

                                   The Notes
                                   ---------

          SECTION 2.1.   Form.
                         ----

          (a) The Notes, together with the Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibit A for the Rule 144A Global Note, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

          (b) Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibit A are part of the terms of this Indenture.

          SECTION 2.2.   Execution, Authentication and Delivery.
                         --------------------------------------

          (a) The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be original or facsimile.

          (b) Notes bearing the original or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

          (c) The Trustee shall upon receipt of the Note Policy and Issuer Order for authentication and delivery, authenticate and deliver Notes for original issue in an aggregate principal amount of $60,225,000.

          (d) Each Note shall be dated the date of its authentication. The Rule 144A Note shall be issuable as registered Note in the minimum denomination of $100,000 and in integral multiples of $1 in excess thereof. Definitive Notes issued in exchange for interests in the Rule 144A Global Note in accordance with the provisions of this Indenture shall be issuable as registered notes in the minimum denomination of $100,000 and in integral multiples of $1,000 (except for one Note which may be issued in a denomination other than an integral multiple of $100,000).

          (e) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears attached to such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate attached to any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

          (f) It is expected that the delivery of the Notes will be made on or about April 2, 2001.

          SECTION 2.3.   Temporary Notes.  Pending the preparation of Definitive
                         ---------------
Notes, the Issuer may execute, and upon receipt of an Issuer Order the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes. If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

          SECTION 2.4.   Registration; Registration of Transfer and Exchange.
                         ---------------------------------------------------

          (a) The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of the Notes and, subject to the provisions of Section 2.5, the registration of transfers of the Notes. The Trustee shall be "Note Registrar" for the purpose of registering the Notes and transfers of the Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

          (b) If a Person other than the Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Trustee and the Insurer prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Trustee and the Insurer shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof. The Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Authorized Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

          (c) All the Notes effected by the registration of transfer or exchange of the Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange. This Section 2.4(c) shall be the sole method of a transfer or exchange of the Notes.

          (d) Notwithstanding the preceding provisions of this section, the Issuer shall not be required to make, and the Note Registrar shall not register, transfers or exchanges of the Notes selected for redemption for a period of 15 days preceding the Payment Date.

          SECTION 2.5.   Restrictions on Transfer and Exchange.
                         -------------------------------------

          (a) No transfer of a Note shall be made unless such transfer is (i) to the Issuer, (ii) to any person the transferor reasonably believes is a qualified institutional buyer (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A under the Securities Act or
(iii) in a transaction complying with or exempt from the registration requirements of the Securities Act and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction. Each prospective transferee by its acquisition of any Note, acknowledges that each Note will contain a legend substantially to the following effect (unless the Issuer determines otherwise in accordance with applicable law):

               THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING ANY NOTE, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY TO (1) THE ISSUER (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (3) IN A TRANSACTION OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.

          (b) Each transferee of Notes represented by an interest in the Rule 144A Global Note will be deemed to have represented and agreed as follows (terms used in this paragraph that are defined in Rule 144A under the Securities Act are used herein as defined therein):

               (1) The transferee (A) is a qualified institutional buyer, (B) is aware that the sale of the Notes to it is being made in reliance on the exemption from registration provided by Rule 144A under the Securities Act and (C) is acquiring the Notes for its own account or for one or more accounts, each of which is a qualified institutional buyer, and as to each of which the transferee exercises sole investment discretion, for the transferee and for each such account. The transferee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Notes, and the transferee and any accounts for which it is acting are each able to bear the economic risk of the transferee's or its investment.

               (2) The transferee understands that the Notes are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, the Notes have not been and will not be registered under the Securities Act, and, if in the future the transferee decides to offer, resell, pledge or otherwise transfer the Notes, such Notes may be offered, resold, pledged or otherwise transferred only in accordance with the legend on such Notes described above. The transferee acknowledges that no representation is made by the Issuer as to the availability of any exemption under the Securities Act or any state securities laws for resale of the Notes.

               (3) The transferee has carefully read and understands the Private Placement Memorandum, including, without limitation, the "Risk Factors" section therein, and has based its decision to purchase the Notes upon the information contained therein and not upon any information, if any, provided to it by any of the Issuer, the Seller, the Placement Agent or any other Person. The transferee is not purchasing the Notes with a view to the resale, distribution or other disposition thereof in violation of the Securities Act. The transferee understands that an investment in the Notes involves certain risks, including the risk of loss of a substantial part of its investment under certain circumstances. The transferee has had access to such financial and other information concerning the Issuer and the Notes as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Notes, including an opportunity to ask questions of and request information from the Placement Agent, the Issuer and the Seller.

               (4) In connection with the transfer of the Notes: (i) none of the Issuer, the Seller or the Placement Agent is acting as a fiduciary or financial or investment adviser for the transferee; (ii) the transferee is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Issuer, Seller or the Placement Agent other than any in a current private placement memorandum for such Notes and any representations expressly set forth in a written agreement with such party; (iii) none of the Issuer, Seller or the Placement Agent has given to the transferee (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of the Indenture or documentation for the Notes; (iv) the transferee has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer; (v) the transferee has determined that the rates, prices or amounts and other terms of the purchase and sale of the Notes reflect those in the relevant market for similar transactions; (vi) the transferee is acquiring the Notes with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and it is capable of assuming and willing to assume (financially and otherwise) those risks; and (vii) the transferee is a sophisticated investor.

               (5) The transferee understands that the Notes will be represented by the Rule 144A Global Note and will bear the legend set forth above. The Notes may not at any time be held by or on behalf of U.S. persons that are not qualified institutional buyers.

               (6) The transferee will not, at any time, offer to buy or offer to sell the Notes by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or seminar or meeting whose attendees have been invited by general solicitations or advertisings.

               (7) The transferee represents that either (A) it is not a Benefit Plan and is not acting on behalf of or investing the assets of a Benefit Plan or (B) the transferee's purchase and holding of such Notes will not be, or result in, a prohibited transaction which is not exempted by application of a statute, regulation, or an administrative exemption, such as a U.S. Department of Labor Prohibited Transaction Class Exemption.

               (8) The transferee acknowledges that the Issuer, the Seller, the Placement Agent and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties deemed to have been made by it by or in connection with its purchase of Notes is no longer accurate, it shall promptly notify the Issuer, the Seller and the Placement Agent. If the transferee is acquiring any Notes as a fiduciary or agent for one or more investor accounts, it shall be deemed to have represented that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

               (9) In connection with a transfer of the Notes, the Issuer shall furnish upon request of a Noteholder to such Noteholder and any prospective purchaser designated by such Noteholder the information required to be delivered under paragraph (d)(4) of Rule 144A of the Securities Act.

          (c) Any information the purchaser desires concerning the Issuer, the Notes or any other matter relevant to its decision to purchase the notes is or has been made available to it.

          (d) Either (i) no part of the assets used by it to acquire the Notes constitutes assets of any Benefit Plan, or (ii) its purchase and holding of the Notes will not, throughout the term of holding, constitute, or result in, a non-exempt "prohibited transaction" under Section 406 of ERISA or Section 4975 of the Code by reason of the application of one or more statutory, regulatory or administrative exemptions from such prohibited transaction rules.

          SECTION 2.6.   Mutilated, Destroyed, Lost or Stolen Notes.  If (i) any
                         ------------------------------------------
mutilated Note is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Trustee and the Insurer (unless an Insurer Default shall have occurred and be continuing) such security or indemnity as may be required by it to hold the Issuer, the Trustee and the Insurer harmless (provided, however, that if the holder of such Note is, or is a nominee for, an Institutional Investor with a net worth of at least $50,000,000, such Institutional Investor's own unsecured agreement of indemnity shall be deemed to be satisfactory) then, in the absence of notice to the Issuer, the Note Registrar, the Insurer or the Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer, upon the request of the Trustee shall execute and, upon its request, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or
                          --------  -------
stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may direct the Trustee, in writing, to pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer, the Trustee and the Insurer shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Trustee in connection therewith.

          Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any expense, tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

          Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original, additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

          SECTION 2.7.   Persons Deemed Owner.  Prior to due presentment for
                         --------------------
registration of transfer of any Note, the Issuer, the Trustee and any agent of the Issuer, the Trustee and the Insurer may treat the Person in whose name any
Note is registered (as of the Record Date) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Insurer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

          SECTION 2.8.   Payment of Principal and Interest; Defaulted Interest.
                         -----------------------------------------------------

          (a) The Notes shall bear interest as provided in the forms of the Note set forth in Exhibit A, and such interest shall be due and payable on each Payment Date as specified therein. Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the Payment Date shall be paid to the Person in whose name such Note is registered on the Record Date, by wire transfer in immediately available funds to such Person's account as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section

2.13, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Distribution Date or on the Final Scheduled Distribution Date (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1(a)) which shall be payable as provided below.

          (b) The principal of each Note shall be payable in installments on each Payment Date as provided in the forms of the Note set forth in Exhibit A. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, or an Insurer Default shall have occurred and be continuing (if the Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2). Upon written notice from the Issuer, the Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2.

          (c) If the Issuer defaults in a payment of interest on the Notes, and such default is not waived by the Controlling Party, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Interest Rate to the extent lawful. The Issuer may pay such defaulted interest to the Persons who are Noteholders on a subsequent special record date, which date shall be at least five Business Days prior to the payment date. The Issuer shall fix or cause to be fixed any such special record date and payment date, and, at least 15 days before any such special record date, the Issuer shall mail to each Noteholder and the Trustee a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

          (d) Promptly following the date on which all principal of and interest on the Notes has been paid in full and the Notes have been surrendered to the Trustee, the Trustee shall, upon written notice from the Servicer of the amounts, if any, that the Insurer has paid in respect of the Notes under the Note Policy or otherwise which has not been reimbursed to it, deliver such surrendered Notes to the Insurer to the extent not previously cancelled or destroyed.

          SECTION 2.9.   Cancellation.  Subject to Section 2.8(d), all Notes
                         ------------
surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by the Trustee in accordance with its customary procedures. Subject to Section 2.8(d), the Issuer may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Trustee in accordance with its customary procedures. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. Subject to Section 2.8(d), all canceled Notes may be held or disposed of by the Trustee in accordance with its standard retention or disposal policy as in effect at the time.

          SECTION 2.10.  Release of Collateral.  The Trust Collateral Agent
                         ---------------------
shall, on or after the Termination Date, release any remaining portion of the Trust Property from the lien created by this Indenture and deposit in the Collection Account any funds then on deposit in any other Trust Account and the Spread Account. The Trust Collateral Agent shall release property from the lien created by this Indenture pursuant to this Section 2.10 only upon receipt of an Issuer Request, an Officer's Certificate, and an Opinion of Counsel meeting the applicable requirements of Section 11.1.

          SECTION 2.11.  Notices to Noteholders.  Whenever a notice or other
                         ----------------------
communication to the Noteholders is required under this Indenture, the Trustee shall give all such notices and communications specified herein to Holders of the Notes.

          SECTION 2.12.  Book-Entry Notes.  The Notes will be represented by a
                         ----------------
permanent global note in fully registered form without coupons (the "Rule 144A Global Note") deposited with a custodian for, and registered in the name of a nominee of, DTC. Beneficial interests in the Rule 144A Global Note will be shown on, and transfers thereof will be effected only through, records maintained by DTC and its direct and indirect participants. It is expected that the delivery of the Notes will be made on April 2, 2001. Unless and until Definitive Notes have been issued to Note Owners pursuant to Section 2.13(b):

          (i) the provisions of this Section shall be in full force and effect;

          (ii) the Note Registrar and the Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Holder of the Notes, and shall have no obligation to the Note Owners;

          (iii) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

          (iv) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Notes are issued pursuant to Section 2.13(b), the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants;

          (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Amount of the Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Trustee; and

          (vi) Note Owners may receive copies of any reports sent to Noteholders pursuant to this Indenture, upon written request, together with a certification that they are Note Owners and payment of reproduction and postage expenses associated with the distribution of such reports, from the Trustee at the Corporate Trust Office.

          SECTION 2.13.  Definitive Notes.  (a)  If (i) the Issuer notifies the
                         ----------------
Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Notes or ceases to be a "clearing agency" registered under the Exchange Act, and the Issuer is unable to locate a qualified successor within 90 days or (iii) the Controlling Party, at its sole option, advises the Trustee through the Clearing Agency in writing that the continuation of a book entry system through the Clearing Agency is no longer in the best interests of the Note Owners, then the Clearing Agency shall notify all Note Owners and the Trustee of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Trustee of the Rule 144A Global Note by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Trustee shall authenticate and deliver the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

          (b) In the case of Definitive Notes issued in exchange for the Rule 144A Global Note, such Definitive Notes will bear, and be subject to, the legend referred to under Section 2.5. The holder of a Definitive Note may transfer such Definitive Notes by surrendering it at the office or agency maintained by the Trustee for such purpose in the Borough of Manhattan, The City of New York or Minneapolis, Minnesota, which initially will be the Minneapolis office of the Trustee. Upon the transfer, exchange or replacement of Definitive Notes bearing such legend, or upon specific written request for removal of the legend on a Definitive Note, the Trustee will deliver only Definitive Notes that bear such legend, or will refuse to remove such legend, as the case may be, unless there is delivered to the Trustee such satisfactory evidence, which may include an opinion of counsel, as may reasonably be required by the Trustee that neither such legend nor the restrictions on transfer set forth therein are required to ensure compliance with the provisions of the Securities Act. Definitive Notes will not be eligible for clearing or settlement through DTC.

                                 ARTICLE III.

                                   Covenants
                                   ---------

          SECTION 3.1.   Payment of Principal and Interest.  The Issuer will
                         ---------------------------------
duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, the Issuer will cause to be distributed all amounts on deposit in the Note Payment Account on a Payment Date deposited therein pursuant to the Sale and Servicing Agreement for the benefit of the Noteholders. Amounts properly withheld under the Code or any applicable state tax law by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

          SECTION 3.2.   Maintenance of Office or Agency.  The Trustee will
                         -------------------------------
maintain in the Borough of Manhattan, The City of New York or Minneapolis, Minnesota, an office or agency where Notes may be surrendered for registration, transfer or exchange of the Notes, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Trustee as its agent to receive all such surrenders, notices and demands.

          SECTION 3.3.   Money for Payments to be Held in Trust.  On or before
                         --------------------------------------
each Payment Date and Redemption Date, the Issuer shall deposit or cause to be deposited in the Note Payment Account from the Collection Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Note Paying Agent is the Trustee) shall promptly notify the Trustee of its action or failure so to act.

          The Issuer will cause the Note Paying Agent other than the Trustee to execute and deliver to the Trustee and the Insurer an instrument in which the Note Paying Agent shall agree with the Trustee (and if the Trustee acts as Note Paying Agent, it hereby so agrees), subject to the provisions of this Section, that the Note Paying Agent will:

          (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

          (ii) give the Trustee written notice of any default by the Issuer of which it has actual knowledge (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes;

          (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by the Note Paying Agent;

          (iv) immediately resign as the Note Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by the Note Paying Agent at the time of its appointment; and

          (v) subject to the provisions of the Sale and Servicing Agreement, comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

          The Issuer, may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct the Note Paying Agent to pay to the Trustee all sums held in trust by the Note Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which the sums were held by the Note Paying Agent; and upon such a payment by the Note Paying Agent to the Trustee, the Note Paying Agent shall be released from all further liability with respect to such money.

          Subject to applicable laws with respect to the escheat of funds, any money held by the Trustee or the Note Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request, with the prior written consent of the Controlling Party, and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Trustee or the Note Paying Agent with respect to such trust money shall thereupon cease; provided, however, that if such money or any portion thereof had been previously deposited by the Insurer or the Trust Collateral Agent with the Trustee for the payment of principal or interest on the Notes, to the extent any amounts are owing to the Insurer, such amounts shall be paid promptly to the Insurer upon receipt of a written request from the Insurer to such effect; and provided, further, that the Trustee or the Note Paying Agent, before being required to make any such repayment, shall at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Trustee shall also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Trustee or of the Note Paying Agent, at the last address of record for each such Holder).

          SECTION 3.4.   Existence.  Except as otherwise permitted by the
                         ---------
provisions of Section 3.10, the Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Property.

          SECTION 3.5.   Protection of Trust Property.  The Issuer intends the
                         ----------------------------
security interest Granted pursuant to this Indenture in favor of the Issuer Secured Parties to be prior to all other liens in respect of the Trust Property, and the Issuer shall take all actions necessary to obtain and maintain, in favor of the Trust Collateral Agent, for the benefit of the Issuer Secured Parties, a first lien on and a first priority, perfected security interest in the Trust Property. The Issuer will from time to time prepare (or shall cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

          (i)    Grant more effectively all or any portion of the Trust
     Property;

          (ii) maintain or preserve the lien and security interest (and the priority thereof) in favor of the Trust Collateral Agent for the benefit of the Issuer Secured Parties created by this Indenture or carry out more effectively the purposes hereof;

          (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

          (iv)   enforce any of the Collateral;

          (v) preserve and defend title to the Trust Property and the rights of the Trust Collateral Agent in such Trust Property against the claims of all persons and parties; and

          (vi) pay all taxes or assessments levied or assessed upon the Trust Property when due.

          The Issuer hereby designates the Trust Collateral Agent its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Trust Collateral Agent pursuant to this Section; provided that, such designation shall not be deemed to create a duty in the Trustee or the Trust Collateral Agent to monitor the compliance of the Issuer with respect to its duties under this Section 3.5 or the adequacy of any financing statement, continuation statement or other instrument prepared by the Issuer.

          SECTION 3.6.   Opinions as to Trust Property.
                         -----------------------------

          (a) On the Closing Date, the Issuer shall furnish to the Trustee, the Noteholders, the Trust Collateral Agent and the Insurer an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest in favor of the Trust Collateral Agent, for the benefit of the Issuer Secured Parties, created by this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

          (b) Within 90 days after the beginning of each calendar year, beginning with the first calendar year beginning more than six months after the Closing Date, the Issuer shall furnish to the Trustee, Trust Collateral Agent and the Insurer, an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture.

          SECTION 3.7.   Performance of Obligations; Servicing of Receivables.
                         ----------------------------------------------------

          (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any instrument or agreement included in the Trust Property or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in this Indenture, the Basic Documents or such other instrument or agreement.

          (b) The Issuer may contract with other Persons acceptable to the Controlling Party to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Trustee, the Insurer and the Noteholders in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer to assist the Issuer in performing its duties under this Indenture.

          (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Property, including, but not limited to, preparing (or causing to be prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the prior written consent of the Controlling Party (subject to Sections 9.1 and 9.2).

          (d) If a Responsible Officer of the Owner Trustee shall have actual knowledge of the occurrence of a Servicer Termination Event under the Sale and Servicing Agreement, the Owner Trustee shall promptly notify the Trustee, the Noteholders, the Trust Collateral Agent, the Insurer and the Rating Agency thereof in accordance with Section 11.4, and shall specify in such notice the action, if any, the Issuer is taking in respect of such default. If a Servicer Termination Event shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

          (e) The Issuer agrees that it will not waive timely performance or observance by the Servicer or the Seller of their respective duties under the Basic Documents (x) without the prior written consent of the Controlling Party or (y) if the effect thereof would adversely affect the Holders of the Notes.

          SECTION 3.8.   Negative Covenants.  So long as any Notes are
                         ------------------
Outstanding, the Issuer shall not:

          (i) except as expressly permitted by this Indenture or the Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Property, unless directed to do so by the Controlling Party;

          (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Property; or

          (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien in favor of the Trust Collateral Agent created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Property or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case subsequent to the Cut-Off Date and on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor), (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien arising subsequent to the Cut-Off
     Date) security interest in the Trust Property or (D) amend, modify or fail to comply with the provisions of the Basic Documents without the prior written consent of the Controlling Party (subject to Sections 9.1 and 9.2).

          SECTION 3.9.   Annual Statement as to Compliance.  The Issuer will
                         ---------------------------------
deliver to the Trustee, the Noteholders, and the Insurer, within 90 days after the end of each fiscal year of the Issuer (commencing with the fiscal year ended December 31, 2000), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that

          (i) a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such Authorized Officer's supervision; and

          (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

          SECTION 3.10.  Issuer May Consolidate, Etc. Only on Certain Terms.
                         --------------------------------------------------

          (a) The Issuer shall not consolidate or merge with or into any other Person, unless

          (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee and the Controlling Party, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

          (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

          (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

          (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Trustee, the Owner Trustee and the Insurer (so long as no Insurer Default shall have occurred and be continuing)) to the effect that such transaction will not have any material adverse tax consequence to the Trust, the Insurer, any Noteholder or any Certificateholder;

          (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

          (vi) the Issuer shall have delivered to the Trustee and the Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this
     Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act); and

          (vii) so long as no Insurer Default shall have occurred and be continuing and (a) any amounts due to the Insurer under the Insurance Agreement or the other Basic Documents remain unpaid or (b) the Note Policy has not expired in accordance with its terms, the Issuer shall have given the Insurer written notice of such consolidation or merger at least 20 Business Days prior to the consummation of such action and shall have received the prior written approval of the Insurer of such consolidation or merger and the Issuer or the Person (if other than the Issuer) formed by or surviving such consolidation or merger has a net worth, immediately after such consolidation or merger, that is (a) greater than zero and (b) not less than the net worth of the Issuer immediately prior to giving effect to such consolidation or merger.

          (b) The Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Trust Property, to any Person, unless:

          (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee and the Controlling Party, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each of the Basic Documents on the part of the Issuer to be performed or observed, all as provided herein,
     (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agree by means of such supplemental indenture that such Person (or if a group of persons, then one specified Person) shall prepare (or cause to be prepared) and make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

          (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

          (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

          (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Trustee and the Insurer) to the effect that such transaction will not have any material adverse tax consequence to the Trust, the Insurer, any Noteholder or any Certificateholder;

          (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

          (vi) the Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act); and

          (vii) so long as no Insurer Default shall have occurred and be continuing, and (a) any amounts due to the Insurer under the Insurance Agreement or the other Basic Documents remain unpaid or (b) the Note Policy has not expired in accordance with its terms, the Issuer shall have given the Insurer written notice of such conveyance or transfer at least 20 Business Days prior to the consummation of such action and shall have received the prior written approval of the Insurer of such conveyance or transfer and the Issuer or the Person (if other than the Issuer) acquiring or surviving such conveyance or transfer has a net worth, immediately after such consolidation or merger, that is (a) greater than zero and (b) not less than the net worth of the Issuer immediately prior to giving effect to such consolidation or merger.

          SECTION 3.11.  Successor or Transferee.
                         -----------------------

          (a) Upon any consolidation or merger of the Issuer in accordance with
Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

          (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10 (b), TFC Automobile Receivables Trust 2001-1 will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Trustee stating that TFC Automobile Receivables Trust 2001-1 is to be so released.

          SECTION 3.12.  No Other Business.  The Issuer shall not engage in any
                         -----------------
business other than financing, purchasing, owning, selling and managing the Receivables in the manner contemplated by this Indenture and the Basic Documents and activities incidental thereto.

          SECTION 3.13.  No Borrowing.  The Issuer shall not issue, incur,
                         ------------
assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (i) the Notes, (ii) obligations owing from time to time to the Insurer under the Insurance Agreement and (iii) any other Indebtedness expressly permitted by or arising under the Basic Documents. The Notes and the Certificates shall be issued to the Seller as payment for the Receivables under the Sale and Servicing Agreement and the Seller shall use the proceeds from the sale of the Notes exclusively to fund the Seller's purchase of the Receivables and the other assets specified in the Purchase Agreement, to pay the Issuer's organizational, transactional and start-up expenses and certain other expenses in connection with the offering and sale of the Notes.

          SECTION 3.14.  Servicer's Obligations.  The Issuer shall cause the
                         ----------------------
Servicer to comply with Sections 4.9, 4.10, 4.11 and 5.11 of the Sale and Servicing Agreement.

          SECTION 3.15.  Guarantees, Loans, Advances and Other Liabilities.
                         -------------------------------------------------
Except as expressly permitted by the Sale and Servicing Agreement or this Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

          SECTION 3.16.  Capital Expenditures.  The Issuer shall not make any
                         --------------------
expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

          SECTION 3.17.  Compliance with Laws.  The Issuer shall comply with the
                         --------------------
requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any Basic Document.

          SECTION 3.18.  Restricted Payments.  The Issuer shall not, directly or
                         -------------------
indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or
(iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions to the Servicer, the Owner Trustee, the Insurer, the Trustee, the Trust Collateral Agent and the Certificateholders as permitted by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement or Trust Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account, the Note Payment Account or the Spread Account except in accordance with this Indenture and the Basic Documents.

          SECTION 3.19.  Notice of Events of Default.  Upon a Responsible
                         ---------------------------
Officer of the Owner Trustee having actual knowledge thereof, the Owner Trustee agrees to give the Trustee, the Noteholders, the Insurer and the Rating Agency prompt written notice of each Default or Event of Default hereunder and each default on the part of the Servicer or the Seller of its obligations under the Sale and Servicing Agreement.

          SECTION 3.20.  Further Instruments and Acts.  Upon request of the
                         ----------------------------
Trustee or the Insurer, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

          SECTION 3.21.  Amendments of Sale and Servicing Agreement and Trust
                         ----------------------------------------------------
Agreement.  The Issuer shall not agree to any amendment to Section 13.1 of the
---------
Sale and Servicing Agreement or Section 11.1 of the Trust Agreement to eliminate the requirements thereunder that the Insurer, the Trustee or the Holders of the Notes consent to amendments thereto as provided therein.

          SECTION 3.22.  Income Tax Characterization.  For purposes of federal
                         ---------------------------
income, state and local income and franchise and any other income taxes, the Issuer will treat the Notes as indebtedness of the Issuer and hereby instructs the Servicer to treat the Notes as indebtedness of the Issuer for all such tax reporting purposes. Each Noteholder, by virtue of its possession of a Note, agrees to treat the Notes as indebtedness for federal income, state and local
income and franchise tax purposes.   In the event that the Internal Revenue
Service determines (as evidenced by an opinion of counsel is reasonably likely to determine) that the Notes are equity interests in a partnership for federal income tax purposes the Issuer will allocate such amounts of income, loss, etc. so as to replicate as closely as possible the economic arrangements created hereunder and under the Trust Agreement.

                                  ARTICLE IV.

                          Satisfaction and Discharge
                          --------------------------

          SECTION 4.1.   Satisfaction and Discharge of Indenture.  This
                         ---------------------------------------
Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.3, 3.4, 3.5, 3.8, 3.10, 3.11, 3.12, 3.13, 3.20, 3.21, 3.22 and 6.6, (v) the rights and immunities of the Trustee hereunder (including the rights of the Trustee under Section 6.7 and the obligations of the Trustee under Section 4.2) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

          (A)  either

                    (1) all Notes theretofore authenticated and delivered (other than Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in
          Section 3.3) have been delivered to the Trustee for cancellation and the Note Policy has expired and been returned to the Insurer for cancellation; or

                    (2) all Notes not theretofore delivered to the Trustee for cancellation

                            (i)    have become due and payable,

                            (ii)   will become due and payable at their
                    respective Final Scheduled Payment Dates within one year, or

                            (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the Trust Collateral Agent cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation when due on the Final Scheduled Payment Date or Redemption Date (if Notes shall have been called for redemption pursuant to Section

          10.1(a)), as the case may be, and the Note Policy, in the case of (i),
          (ii) and (iii) above shall have expired on its own terms;

          (B) the Issuer has paid or caused to be paid all Insurer Issuer Secured Obligations and all Trustee Issuer Secured Obligations; and

          (C) the Issuer has delivered to the Trustee, the Trust Collateral Agent and the Insurer an Officer's Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with, and if required by the Controlling Party, an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.1(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with. Upon such satisfaction and discharge, the Trustee shall give prompt written notice thereof to Standard & Poor's.

          SECTION 4.2.   Application of Trust Money.  All monies deposited with
                         --------------------------
the Trustee pursuant to Section 4.1 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through the Note Paying Agent, as the Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

          SECTION 4.3.   Repayment of Monies Held by Note Paying Agent.  In
                         ---------------------------------------------
connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by the Note Paying Agent other than the Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Trustee to be held and applied according to
Section 3.3 and thereupon the Note Paying Agent shall be released from all further liability with respect to such monies.

                                  ARTICLE V.

                                   Remedies
                                   --------

          SECTION 5.1.   Events of Default.  "Event of Default," wherever used
                         -----------------
herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (i) default in the payment of any interest on any Note when the same becomes due and payable, and such default shall continue for a period of one Business Day (solely for purposes of this clause, a payment on the Notes funded by the Insurer or with proceeds from the Spread Account shall be deemed to be a payment made by the Issuer); or

          (ii) default in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable; or

          (iii) so long as an Insurer Default shall not have occurred and be continuing, and (a) any amounts due to the Insurer under the Insurance Agreement or the other Basic Documents remain unpaid or (b) the Note Policy has not expired in accordance with its terms, an Insurance Agreement Indenture Cross Default shall have occurred; provided, however, that the occurrence of an Insurance Agreement Indenture Cross Default may not form the basis of an Event of Default unless the Insurer shall, upon prior written notice to the Rating Agency, have delivered to the Issuer and the Trustee, and not rescinded, a written notice specifying that such Insurance Agreement Indenture Cross Default constitutes an Event of Default under the Indenture; or

          (iv) so long as an Insurer Default shall have occurred and be continuing, default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture or in any certificate in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days (or for such longer period, not in excess of 90 days, as may be reasonably necessary to remedy such default; provided that such default is capable of remedy within 90 days or less and the Servicer, on behalf of the Owner Trustee, delivers an Officer's Certificate to the Trustee to the effect that the Issuer has commenced, or will promptly commence and diligently pursue, all reasonable efforts to remedy such default) after there shall have been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% of the Outstanding Amount of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (v) so long as an Insurer Default shall have occurred and be continuing, the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Property in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Property, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

          (vi) so long as an Insurer Default shall have occurred and be continuing, the commencement by the Issuer of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Property, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing.

          The Issuer shall as soon as possible deliver to the Trustee, the Owner Trustee, the Insurer and the Noteholders, and in all events within two Business Days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default, its status and what action the Issuer is taking or proposes to take with respect thereto.

          SECTION 5.2.   Rights Upon Event of Default.
                         ----------------------------

          (a) If an Event of Default occurs and is continuing, then and in every such case, the Controlling Party may declare the unpaid principal amount of all the Notes to be immediately due and payable at par, together with accrued interest thereon, and upon such declaration such principal amount shall become immediately due and payable together with all accrued and unpaid interest thereon, without presentment, demand, protest or other nature of any kind, all of which are hereby waived by the Issuer. If an Event of Default shall have occurred and be continuing, the Controlling Party may exercise any of the remedies specified in Section 5.4(a). In the event of any acceleration of any Notes by operation of this Section 5.2, the Trustee shall continue to be entitled to make claims under the Note Policy pursuant to the Sale and Servicing Agreement for Scheduled Payments on the Notes. Payments under the Note Policy following acceleration of any Notes shall be applied by the Trustee:

          FIRST: to Noteholders for amounts due and unpaid on the Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for interest; and

          SECOND: to Noteholders for amounts due and unpaid on the Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal.

          (b) In the event any Notes are accelerated due to an Event of Default, the Insurer shall have the right (in addition to its obligation to pay Scheduled Payments on the Notes in accordance with the Note Policy), but not the obligation, to make payments under the Note Policy or otherwise of interest and principal due on such Notes, in whole or in part, on any date or dates following such acceleration as the Insurer, in its sole discretion, shall elect.

          (c) If at any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article V provided the Controlling Party may by written notice to the Issuer and the Trustee, rescind and annul such declaration and its consequences if:

          (i) the Issuer has paid or deposited with the Trustee a sum sufficient to pay

          (A) all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

          (B) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel; and

          (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.13.

          No such rescission shall affect any subsequent default or impair any right consequent thereto.

          SECTION 5.3.   Collection of Indebtedness and Suits for Enforcement by
                         -------------------------------------------------------
Trustee.
-------

          (a) The Issuer covenants that if the Notes are accelerated following the occurrence of an Event of Default, the Issuer will, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable Interest Rate and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel.

          (b) Each Issuer Secured Party hereby irrevocably and unconditionally appoints the Controlling Party as the true and lawful attorney-in-fact of such Issuer Secured Party for so long as such Issuer Secured Party is not the Controlling Party, with full power of substitution, to execute, acknowledge and deliver any notice, document, certificate, paper, pleading or instrument and to do in the name of the Controlling Party as well as in the name, place and stead of such Issuer Secured Party such acts, things and deeds for or on behalf of and in the name of such Issuer Secured Party under this Indenture (including specifically under Section 5.4) and under the Basic Documents which such Issuer Secured Party could or might do or which may be necessary, desirable or convenient in such Controlling Party's sole discretion to effect the purposes contemplated hereunder and under the Basic Documents and, without limitation, following the occurrence of an Event of Default, exercise full right, power and authority to take, or defer from taking, any and all acts with respect to the administration, maintenance or disposition of the Trust Property.

          (c) If an Event of Default occurs and is continuing, the Trustee may in its discretion but with the prior written consent of the Controlling Party and shall, at the direction of the Controlling Party, proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as the Trustee or the Controlling Party shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture or by law.

          (d) [Reserved].

          (e) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Property, proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

          (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Noteholders allowed in such proceedings;

          (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or person performing similar functions in any such proceedings;

          (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders, the Insurer and of the Trustee on their behalf; and

          (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee, the Insurer or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

          (v) and any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by each of such Noteholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

          (f) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

          (g) All rights of action and of asserting claims under this Indenture or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes and the Insurer.

          (h) In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture), the Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such proceedings.

          SECTION 5.4.   Remedies.
                         --------

          (a) If an Event of Default shall have occurred and be continuing, the Controlling Party may do one or more of the following (subject to Section 5.5):

          (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

          (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Property;

          (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Issuer Secured Parties; and

          (iv) direct the Trust Collateral Agent in writing to sell the Trust Property or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that

          (A) if the Insurer is the Controlling Party, the Insurer may not sell or otherwise liquidate the Trust Property following an Insurance Agreement Indenture Cross Default unless the proceeds of such sale or liquidation distributable to the

     Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest.

          (B) if the Insurer is the Controlling Party, the Insurer must use due care to distribute proceeds in accordance with the requirements and priorities of Sections 2.8 and 5.6 of this Indenture, but only to the extent such proceeds are in fact received by the Controlling Party .

          (C) if the Security Majority is the Controlling Party, the Trustee, if so directed by the Security Majority, may not sell or otherwise liquidate the Trust Property following an Event of Default unless

                 (1) such Event of Default is of the type described in Section 5.1(i) or (ii), or

                 (2) either

                              (x) the Holders of 100% of the Outstanding Amount
                         of the Notes consent thereto,

                              (y) the proceeds of such sale or liquidation
                         distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest, or

                              (z) the Trustee determines that the Trust Property
                         will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Trustee provides prior written notice to the Rating Agency and obtains the consent of Holders of 66-2/3% of the Outstanding Amount of the Notes.

          In determining such sufficiency or insufficiency with respect to clause (y) and (z), the Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Property for such purpose.

          SECTION 5.5.   Optional Preservation of the Receivables.  If the
                         ----------------------------------------
Security Majority is the Controlling Party and if the Notes have been declared to be due and payable under Section 5.2 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Trustee, if so directed by the Security Majority, may direct the Trust Collateral Agent to maintain possession of the Trust Property.

          SECTION 5.6.   Priorities.
                         ----------

          (a) Following (1) the acceleration of the Notes pursuant to Section
5.2 or (2) if an Insurer Default shall have occurred and be continuing, the occurrence of an Event of Default pursuant to Section 5.1(i), 5.1(ii), 5.1(iv), 5.1(v) or 5.1(vi) of the Indenture or (3) the receipt of Insolvency Proceeds pursuant to Section 11.1(b) of the Sale and Servicing Agreement, the Amount Available, including any money or property collected pursuant to Section 5.4 of the Indenture and any such Insolvency Proceeds, shall be applied by the Trust Collateral Agent on the related Payment Date in the following order of priority:

          FIRST: amounts due and owing and required to be distributed to the Servicer, the Back-up Servicer, the Successor Servicer, the P.O. Box Owner, the Owner Trustee, the Trustee and the Trust Collateral Agent, respectively, pursuant to priorities (i) and
     (ii) of Section 5.7(a) of the Sale and Servicing Agreement and not previously distributed, in the order of such priorities and without preference or priority of any kind within such priorities;

          SECOND: to Noteholders for amounts due and unpaid on the Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for interest;

          THIRD: to Noteholders for amounts due and unpaid on the Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal;

          FOURTH: to the Insurer, to the extent of any amounts owing to the Insurer under the Insurance Agreement or any of the other Basic Documents and not paid; an d

          FIFTH: to the Certificateholders in accordance with the Trust Agreement.

          (b) The Trustee may fix a Record Date and Payment Date for any payment to Noteholders pursuant to this Section. At least 15 days before such Record Date the Issuer shall mail to each Noteholder and the Trustee a notice that states the Record Date, the Payment Date and the amount to be paid.

          SECTION 5.7.   Limitation of Suits.  No Holder of any Note shall have
                         -------------------
any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (i) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (ii) the Holders of not less than 25% of the Outstanding Amount of the Notes have made written request to the Trustee to institute such proceeding in respect of such Event of Default in its own name as Trustee hereunder;

          (iii) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

          (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceedings;

          (v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Notes; and

          (vi)   an Insurer Default shall have occurred and be continuing;

it being understood and intended that no Holders of Notes shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

          In the event the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Outstanding Amount of the Notes, the Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

          Notwithstanding anything to the contrary contained in this Indenture but subject to the rights of the Controlling Party hereunder, provided the Trustee has sent out notices to Noteholders in accordance with this Indenture, the Trustee may act as directed by a majority of the outstanding Noteholders responding in writing to such request contained in such notice; provided,
                                                                --------
however, that Noteholders representing at least 66-2/3% of the outstanding
-------
principal balance of the Notes as of the time such notice is sent to Noteholders must have responded in writing to such notice from the Trustee. In addition, the Trustee shall not have any liability to any Noteholder or Note owner with respect to any action taken pursuant to such notice if the Noteholder or Note owner does not respond to such notice within the time period set forth in such notice.

          SECTION 5.8.   Unconditional Rights of Noteholders To Receive
                         ----------------------------------------------
Principal and Interest.  Notwithstanding any other provisions in this Indenture,
----------------------
the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption
Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

          SECTION 5.9.   Restoration of Rights and Remedies.  If the Controlling
                         ----------------------------------
Party or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, then and in every such case the Issuer, the Trustee, the Insurer and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee, the Insurer and the Noteholders shall continue as though no such proceeding had been instituted.

          SECTION 5.10.  Rights and Remedies Cumulative.  No right or remedy
                         ------------------------------
herein conferred upon or reserved to the Controlling Party or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 5.11.  Delay or Omission Not a Waiver.  No delay or omission
                         ------------------------------
of the Controlling Party or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee, the Insurer or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, the Insurer or by the Noteholders, as the case may be.

          SECTION 5.12.  Control by Noteholders.  If the Security Majority is
                         ----------------------
the Controlling Party, the Security Majority shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to the Notes or exercising any trust or power conferred on the Trustee; provided that

          (i) such direction shall not be in conflict with any rule of law or with this Indenture;

          (ii) subject to the express terms of Section 5.4, any direction to the Trustee to sell or liquidate the Trust Property shall be by the Holders of Notes representing not less than 100% of the Outstanding Amount of the Notes;

          (iii) if the conditions set forth in Section 5.5 have been satisfied and the Trustee elects to retain the Trust Property pursuant to such Section, then any direction to the Trustee by Holders of Notes representing less than 100% of the Outstanding Amount of the Notes to sell or liquidate the Trust Property shall be of no force and effect; and

          (iv) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction;

          provided, however, that, subject to Section 6.1, the Trustee need not take any action that it determines might involve it in liability for which it has not received adequate indemnity or might materially adversely affect the rights of any Noteholders not consenting to such action.

          SECTION 5.13.  Waiver of Past Defaults.  Prior to the declaration of
                         -----------------------
the acceleration of the maturity of the Notes as provided in Section 5.4, if the Security Majority is the Controlling Party, the Security Majority may waive any past Default or Event of

Default and its consequences except a Default (a) in payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Trustee, the Insurer and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

          Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

          SECTION 5.14.  Undertaking for Costs.  All parties to this Indenture
                         ---------------------
agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

          SECTION 5.15.  Waiver of Stay or Extension Laws.  The Issuer covenants
                         --------------------------------
(to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

          SECTION 5.16.  Action on Notes.  The Trustee's right to seek and
                         ---------------
recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Property or upon any of the assets of the Issuer.

          SECTION 5.17.  Performance and Enforcement of Certain Obligations.
                         --------------------------------------------------

     (a) Promptly following a request from the Trust Collateral Agent to do so and at the Servicer's expense, the Issuer agrees to take all such lawful action as the Trust

Collateral Agent may request to compel or secure the performance and observance by the Seller and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Trust Collateral Agent, including the transmission of notices of default on the part of the Seller or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Servicer of each of their obligations under the Sale and Servicing Agreement.

          (b) If the Security Majority is the Controlling Party and if an Event of Default has occurred and is continuing, the Trustee shall, at the written direction of the Security Majority, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller or the Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

          (c) The Trustee acknowledges and agrees to the actions to be taken by the Trust Collateral Agent pursuant to Sections 6.1, 6.2 and 6.3 of the Sale and Servicing Agreement.

          SECTION 5.18.  Subrogation.  Any and all Note Policy Claim Amounts
                         -----------
disbursed by the Trustee from claims made under the Note Policy shall not be considered payment by the Trust with respect to such Notes, and shall not discharge the obligations of the Trust with respect thereto. The Insurer shall, to the extent it makes any payment with respect to the Notes, become subrogated to the rights of the recipients of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to the Notes by or on behalf of the Insurer, each Noteholder shall be deemed, without further action, to have directed the Trustee to assign to the Insurer all rights to the payment of interest or principal with respect to the Notes which are then due for payment to the extent of all payments made by the Insurer and the Insurer may exercise any option, vote, right, power or the like with respect to the Notes to the extent that it has made payment pursuant to the Note Policy. To evidence such subrogation, the Note Registrar shall note the Insurer's rights as subrogee upon the register of Noteholders upon receipt from the Insurer of proof of payment by the Insurer of any Noteholders' Interest Payment Amount or Noteholders' Principal Payment Amount.

          SECTION 5.19.  Preference Claims.
                         -----------------

          (a) In the event that the Trustee has received a certified copy of a final, non-appealable order of the appropriate court that any Scheduled Payment paid on a Note has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall so notify the Insurer, shall comply with the provisions of the Note Policy to obtain payment by the Insurer of such avoided payment, and shall, at the time it provides notice to the Insurer, comply with the provisions of the Note Policy to obtain payment by the Insurer, notify Holders of the Notes by mail that, in the event that any Noteholder's payment is so recoverable, such Noteholder will be entitled to payment pursuant to the terms of the Note Policy. The Trustee shall furnish to the Insurer at its written request, the requested records it holds in its possession evidencing the payments of principal of and interest on Notes, if any, which have been made by the Trustee and subsequently recovered from Noteholders, and the dates on which such payments were made. Pursuant to the terms of the Note Policy, the Insurer will make such payment on behalf of the Noteholder to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order (as defined in the Note Policy) and not to the Trustee or any Noteholder directly (unless a Noteholder has previously paid such payment to the receiver, conservator, debtor-in-possession or trustee in bankruptcy, in which case the Insurer will make such payment to the Trustee for payment, in accordance with the instructions to be provided by the Insurer, to such Noteholder upon proof of such payment reasonably satisfactory to the Insurer).

          (b) Each Notice of Claim shall provide that the Trustee, on its behalf and on behalf of the Noteholders, thereby appoints the Insurer as agent and attorney-in-fact for the Trustee and each Noteholder in any legal proceeding with respect to the Notes. The Trustee shall promptly notify the Insurer of any proceeding or the institution of any action (of which a Responsible Officer of the Trustee has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (a "Preference Claim") of any payment made with respect to the Notes. Each Holder of Notes, by its purchase of Notes, and the Trustee hereby agree that so long as an Insurer Default shall not have occurred and be continuing, the Insurer may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal at the expense of the Insurer, but subject to reimbursement as provided in the Insurance Agreement. In addition, and without limitation of the foregoing, as set forth in
Section 5.18, the Insurer shall be subrogated to, and each Noteholder and the Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Trustee and each Noteholder in the conduct of any proceeding with respect to a Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

                                  ARTICLE VI.

                  The Trustee and the Trust Collateral Agent
                  ------------------------------------------

          SECTION 6.1.   Duties of Trustee.
                         -----------------

          (a) If an Event of Default has occurred and is continuing, the Trustee and the Trust Collateral Agent shall exercise the rights and powers vested in it by this Indenture and the Basic Documents and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (b) Except during the continuance of an Event of Default:

            (i) each of the Trustee and the Trust Collateral Agent undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee and the Trust Collateral Agent, respectively; and

            (ii) in the absence of bad faith or negligence on its part, each of the Trustee and the Trust Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee or the Trust Collateral Agent, as the case may be and conforming to the requirements of this Indenture; however, the Trustee and the Trust Collateral Agent shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture.

            (c) Each of the Trustee and the Trust Collateral Agent may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

            (i) this paragraph does not limit the effect of paragraph (b) of this Section;

            (ii) each of the Trustee and the Trust Collateral Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee or the Trust Collateral Agent was negligent in ascertaining the pertinent facts; and

            (iii) each of the Trustee and the Trust Collateral Agent shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction by the Controlling Party or received by it pursuant to Section 5.12.

            (d) The Trustee and the Trust Collateral Agent shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuer.

            (e) Money held in trust by the Trustee or the Trust Collateral Agent need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

            (f) No provision of this Indenture shall require the Trustee or the Trust Collateral Agent to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it.

            (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee or the Trust Collateral Agent shall be subject to the provisions of this Section.

            (h) The Trustee or the Trust Collateral Agent shall, upon reasonable prior written notice to the Trustee or the Trust Collateral Agent, as the case may be, permit any representative of the Insurer, and, if different the Controlling Party, during the Trustee's or the Trust Collateral Agent's, as the case may be, normal business hours, at the expense of the Trust to examine all books of account, records, reports and other papers of the Trustee or the Trust Collateral Agent, as the case may be, required to be maintained pursuant to this Indenture and the Sale and Servicing Agreement, relating to the Notes or the Collateral, to make copies and extracts therefrom and to discuss the Trustee's or the Trust Collateral Agent's affairs and actions, as such affairs and actions relate to the Trustee's or the Trust Collateral Agent's duties with respect to the Notes or the Collateral, with the Trustee's or the Trust Collateral Agent's officers and employees responsible for carrying out the Trustee's or the Trust Collateral Agent's duties with respect to the Notes.

          (i) The Trust Collateral Agent shall, and hereby agrees that it will, hold the Note Policy in trust, and will hold any proceeds of any claim on the Note Policy in trust solely for the use and benefit of the Noteholders.

          (j) The Trust Collateral Agent is hereby appointed Note Paying Agent pursuant to and in accordance with this Indenture, whereby the Trust Collateral Agent, as Note Paying Agent shall hold the Trust Property in trust for the Trustee for the benefit of the Noteholders and the Insurer.

          (k) Without limiting the generality of this Section 6.1, the Trustee, solely in its role as Trustee, shall have no duty (i) to see to any recording, filing or depositing of this Indenture or any agreement referred to herein or any financing statement evidencing a security interest in the Receivables or the Financed Vehicles, or to see to the maintenance of any such recording or filing or depositing or to any recording, refiling or redepositing of any thereof, (ii) to see to any insurance of the Financed Vehicles or Obligors or to effect or maintain any such insurance, (iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Trust,
(iv) to confirm or verify the contents of any reports or certificates delivered to the Trustee pursuant to this Indenture or the Sale and Servicing Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties, or (v) to inspect the Financed Vehicles at any time or ascertain or inquire as to the performance of observance of any of the Issuer's, the Seller's or the Servicer's representations, warranties or covenants or the Servicer's duties and obligations as Servicer and as custodian of the Receivable Files under the Sale and Servicing Agreement.

          (l) In no event shall Wells Fargo Bank Minnesota, National Association, in any of its capacities hereunder, be deemed to have assumed any duties of the Owner Trustee under the Delaware Business Trust Statute, common law, or the Trust Agreement.

          SECTION 6.2.   Rights of Trustee and the Trust Collateral Agent.
                         ------------------------------------------------

          (a) The Trustee and the Trust Collateral Agent may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee and the Trust Collateral Agent need not investigate any fact or matter stated in the document.

          (b) Before the Trustee or the Trust Collateral Agent acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel.

          (c) The Trustee or the Trust Collateral Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Trustee or the Trust Collateral Agent shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, TFC, or any agent, attorney, custodian or nominee appointed with due care by it hereunder.

          (d) The Trustee or the Trust Collateral Agent shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee's or the Trust Collateral Agent's conduct does not constitute willful misconduct, negligence or bad faith.

          (e) The Trustee and the Trust Collateral Agent may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture, the Basic Documents and the Notes shall be full and complete authorization and protection from liability in respect to any action reasonably taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

          (f) The Trustee and the Trust Collateral Agent shall be under no obligation to institute, conduct or defend any litigation under this Indenture or in relation to this Indenture, at the request, order or direction of any of the Holders of Notes or the Controlling Party, pursuant to the provisions of this Indenture, unless such Holders of Notes or the Controlling Party shall have offered to the Trustee and the Trust Collateral Agent reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; provided, however, that the Trustee and the Trust Collateral Agent shall, upon the occurrence of an Event of Default (that has not been cured), exercise the rights and powers vested in it by this Indenture with reasonable care and skill customary for the care and skill exercised by trustees under similar circumstances.

          (g) The Trustee and the Trust Collateral Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Controlling Party; provided, however, that if the payment within a reasonable time to the Trustee and the Trust Collateral Agent of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Trust Collateral Agent, not reasonably assured to the Trustee or the Trust Collateral Agent by the security afforded to it by the terms of this Indenture or the Sale and Servicing Agreement, the Trustee or the Trust Collateral Agent may require indemnity reasonably satisfactory to it against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Trustee or the Trust Collateral Agent, shall be reimbursed by the Person making such request upon demand.

          SECTION 6.3.   Individual Rights of Trustee.  The Trustee in its
                         ----------------------------
individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee. The Note

Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with Section 6.11.

          SECTION 6.4.   Trustee's Disclaimer.  Each of the Trustee and the
                         --------------------
Trust Collateral Agent shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Trust Property or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Trustee's certificate of authentication.

          SECTION 6.5.   Notice of Defaults.  If an Event of Default occurs and
                         ------------------
is continuing and if it is either known by, or written notice of the existence thereof has been delivered to, a Responsible Officer of the Trustee, the Trustee shall mail to each Noteholder notice of the Default within 5 days after such knowledge or notice occurs. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

          SECTION 6.6.   Reports by Note Paying Agent to Holders.  The Note
                         ---------------------------------------
Paying Agent shall on behalf of the Issuer deliver to each Noteholder such information as is required under the Code (and shall comply with all information reporting requirements of the Code, e.g. Form 1099) or which may be reasonably requested to enable each Holder to prepare its income tax returns required by law.

          SECTION 6.7.   Compensation and Indemnity.
                         --------------------------

          (a) Pursuant to Section 5.7(a) of the Sale and Servicing Agreement and subject to Section 6.18 herein, the Issuer shall, or shall cause the Servicer to, pay to the Trustee and the Trust Collateral Agent from time to time the Trustee Fee as compensation for its services. The Trustee's and the Trust Collateral Agent's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall or shall cause the Servicer to reimburse the Trustee and the Trust Collateral Agent for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's and the Trust Collateral Agent's agents, counsel, accountants and experts. The Issuer shall or shall cause the Servicer to indemnify the Trustee, the Trust Collateral Agent and their respective officers, directors, employees and agents against any and all loss, liability or expense (including attorneys' fees) incurred by each of them in connection with the acceptance or the administration of this trust and the performance of its duties hereunder, except that neither the Issuer nor the Servicer shall be liable for or required to indemnify the Trustee from and against expenses arising or resulting from negligence, bad faith or willful misconduct on the part of the Trustee; provided, however, any obligation of the Issuer under this Section 6.7 shall not be payable from the Collateral or Trust Property. The Trustee or the Trust Collateral Agent shall notify the Issuer and the Servicer promptly in writing of any claim for which it may seek indemnity. Failure by the Trustee or the Trust Collateral Agent to so notify the Issuer and the Servicer shall not relieve the Issuer of its obligations hereunder or the Servicer of its obligations under
Article XII of the Sale and Servicing Agreement, except as provided in the last sentence of this paragraph. The Issuer shall defend or shall cause the Servicer to defend any claim for indemnity that may arise against the Trustee and the Trust Collateral Agent or the Trustee or the Trust Collateral Agent may have separate counsel and the Issuer shall or shall cause the Servicer to pay the fees and expenses of such counsel. Neither the Issuer nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee or the Trust Collateral Agent through the Trustee's or the Trust Collateral Agent's own willful misconduct, negligence or bad faith.

          (b) The Issuer's payment obligations to the Trustee pursuant to this Section shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a Default specified in Section 5.1(v) or (vi) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or similar law. Notwithstanding anything else set forth in this Indenture or the Basic Documents, the Trustee agrees that the obligations of the Issuer (but not the Servicer) to the Trustee hereunder and under the Basic Documents shall be recourse to the Trust Property only and specifically shall not be recourse to the assets of the Issuer or any Securityholder. In addition, the Trustee agrees that its recourse to the Issuer, the Trust Property and the Seller shall be limited to the right to receive the distributions referred to in Section 5.7(a) of the Sale and Servicing Agreement.

          SECTION 6.8.   Replacement of Trustee.  The Trustee may resign at any
                         ----------------------
time upon 30 days prior written notice by so notifying the Issuer, the Insurer and the Controlling Party. The Issuer may and, at the request of the Controlling Party shall, remove the Trustee, if:

          (i)    the Trustee fails to comply with Section 6.11;

          (ii) a court having jurisdiction in the premises in respect of the Trustee in an involuntary case or proceeding under federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Trustee or for any substantial part of the Trustee's property, or ordering the winding-up or liquidation of the Trustee's affairs, and such case is not dismissed within 30 days;

          (iii) the Trustee commences a voluntary case under any federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or other similar official) for the Trustee or for any substantial part of the Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing;

          (iv)   the Trustee otherwise becomes incapable of acting;

          (v) the Trustee breaches any representation, warranty or covenant made by it under any Basic Document; or

          (vi) the rating assigned to the long-term unsecured debt obligations of the Trustee by the Rating Agency shall be lowered below the rating of "BBB" or equivalent rating or be withdrawn by the Rating Agency.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Issuer shall promptly deliver a notice of such removal, resignation or vacancy to the Noteholders and the Insurer and appoint a successor Trustee acceptable to the Controlling Party. If the Issuer fails to appoint such a successor Trustee, the Controlling Party may appoint a successor Trustee.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee, the Insurer, the Noteholders and to the Issuer. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the retiring Trustee under this Indenture subject to satisfaction of the Rating Agency Condition. The successor Trustee shall mail a notice of its succession to Noteholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee.

          If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuer or the Controlling Party may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If the Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Trustee pursuant to Section 6.8 and payment of all fees and expenses owed to the outgoing Trustee. Notwithstanding the replacement of the Trustee pursuant to this Section, the Issuer's and the Servicer's obligations under Section 6.7 shall continue for the benefit of the retiring Trustee.

          SECTION 6.9.   Successor Trustee by Merger.  If the Trustee
                         ---------------------------
consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee and shall at all times be required to meet the terms of eligibility under Section 6.11. The Trustee shall provide the Rating Agency and the Insurer with written notice of any such transaction as soon as practical thereafter.

          In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have.

          SECTION 6.10.  Appointment of Co-Trustee or Separate Trustee.
                         ---------------------------------------------

          (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust may at the time be located, the Trustee with the prior written consent of the Controlling Party shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Collateral, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8 hereof.

          (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

          (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder, including acts or omissions of predecessor or successor trustees; and

          (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

          (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, dissolve, become insolvent, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. Notwithstanding anything to the contrary in this Indenture, the appointment of any separate trustee or co-trustee shall not relieve the Trustee of its obligations and duties under this Indenture.

          SECTION 6.11.  Eligibility: Disqualification.  The Trustee shall at
                         -----------------------------
all times (i) have a combined capital and surplus of at least $500,000,000 as set forth in its most recent published annual report of condition, (ii) have (or have a parent which has) a long term debt rating of A or better by the Rating Agency; and (iii) be acceptable to the Controlling Party. The Trustee shall provide copies of such reports to the Insurer.

          SECTION 6.12.  [Reserved].
                          --------

          SECTION 6.13.  Appointment and Powers.
                         ----------------------

          (a) Subject to the terms and conditions hereof, each of the Issuer Secured Parties hereby appoint Wells Fargo Bank Minnesota, National Association, as the Trust Collateral Agent with respect to the Collateral, and Wells Fargo Bank Minnesota, National Association, hereby accepts such appointment and agrees to act as Trust Collateral Agent with respect to the Collateral for the Issuer Secured Parties, to maintain custody and possession of such Collateral (except as otherwise provided hereunder) and to perform the other duties of the Trust Collateral Agent in accordance with the provisions of this Indenture and the other Basic Documents. Each Issuer Secured Party hereby authorizes the Trust Collateral Agent to take such action on its behalf, and to exercise such rights, remedies, powers and privileges hereunder, as the Controlling Party may direct and as are specifically authorized to be exercised by the Trust Collateral Agent by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto. The Trust Collateral Agent shall act upon and in compliance with the written instructions of the Controlling Party delivered pursuant to this Indenture promptly following receipt of such written instructions; provided that the Trust Collateral Agent shall not act in accordance with any instructions (i) which are not authorized by, or in violation of the provisions of, this Indenture or (ii) for which the Trust Collateral Agent has not received reasonable indemnity. Receipt of such instructions shall not be a condition to the exercise by the Trust Collateral Agent of its express duties hereunder, except where this Indenture provides that the Trust Collateral Agent is permitted to act only following and in accordance with such instructions.

          (b) Subject to the terms and conditions hereof, each of the Issuer Secured Parties hereby appoint Wells Fargo Bank Minnesota, as the Note Paying Agent with respect to the Trust Property, and Wells Fargo Bank Minnesota, hereby accepts such appointment and agrees to act as Note Paying Agent with respect to the Trust Property in trust for the benefit of the Noteholders and the Insurer for the Issuer Secured Parties, to maintain custody and possession of such Trust Property in trust for the benefit of the Noteholders and the Insurer (except as otherwise provided hereunder) and to perform the other duties of the Note Paying Agent in accordance with the provisions of this Indenture and the other Basic Documents. Each Issuer Secured Party hereby authorizes the Note Paying Agent to take such action on its behalf, and to exercise such rights, remedies, powers and privileges hereunder, as the Controlling Party may direct and as are specifically authorized to be exercised by the Note Paying Agent by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto. The Note Paying Agent shall act upon and in compliance with the written instructions of the Controlling Party delivered pursuant to this Indenture promptly following receipt of such written instructions; provided that the Note Paying Agent shall not act in accordance with any instructions (i) which are not authorized by, or in violation of the provisions of, this Indenture or (ii) for which the Note Paying Agent has not received reasonable indemnity. Receipt of such instructions shall not be a condition to the exercise by the Note Paying Agent of its express duties hereunder, except where this Indenture provides that the Note Paying Agent is permitted to act only following and in accordance with such instructions.

          SECTION 6.14.  Performance of Duties.  The Trust Collateral Agent
                         ---------------------
shall have no duties or responsibilities except those expressly set forth in this Indenture and the other Basic Documents to which the Trust Collateral Agent is a party or as directed by the Controlling Party in accordance with this Indenture. The Trust Collateral Agent shall not be required to take any discretionary actions hereunder except at the written direction and with the indemnification of the Controlling Party. The Trust Collateral Agent shall, and hereby agrees that it will, perform all of the duties and obligations required of it under the Sale and Servicing Agreement.

          SECTION 6.15.  Limitation on Liability.  Neither the Trust Collateral
                         -----------------------
Agent nor any of its directors, officers, employees and agents shall be liable for any action reasonably taken or omitted to be taken by it or them hereunder, or in connection herewith, except that the Trust Collateral Agent shall be liable for its negligence, bad faith or willful misconduct; nor shall the Trust Collateral Agent be responsible for the validity, effectiveness, value, sufficiency or enforceability against the Issuer of this Indenture or any of the Collateral (or any part thereof). Notwithstanding any term or provision of this Indenture, the Trust Collateral Agent shall incur no liability to the Issuer or the Issuer Secured Parties for any action taken or omitted by the Trust Collateral Agent in connection with the Collateral, except for the negligence, bad faith or willful misconduct on the part of the Trust Collateral Agent, and, further, shall incur no liability to the Issuer Secured Parties except for negligence, bad faith or willful misconduct in carrying out its duties to the Issuer Secured Parties. Subject to Section 6.16, the Trust Collateral Agent shall be protected and shall incur no liability to any such party in conclusively relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document reasonably believed by the Trust Collateral Agent to be genuine and to have been duly executed by the appropriate signatory, and (absent actual knowledge to the contrary) the Trust Collateral Agent shall not be required to make any independent investigation with respect thereto. The Trust Collateral Agent shall at all times be free independently to establish to its reasonable satisfaction, but shall have no duty to independently verify, the existence or nonexistence of facts that are a condition to the exercise or enforcement of any right or remedy hereunder or under any of the Basic

Documents. The Trust Collateral Agent may consult with counsel, and shall not be liable for any action reasonably taken or omitted to be taken by it hereunder in good faith and in accordance with the advice of such counsel. The Trust Collateral Agent shall not be under any obligation to exercise any of the remedial rights or powers vested in it by this Indenture or to follow any direction from the Controlling Party unless it shall have received security or indemnity satisfactory to the Trust Collateral Agent against the costs, expenses and liabilities which might be incurred by it.

          SECTION 6.16.  Reliance Upon Documents.  In the absence of negligence,
                         -----------------------
bad faith or willful misconduct on its part, the Trust Collateral Agent shall be entitled to rely on any communication, instrument, paper or other document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons and shall have no liability in acting, or omitting to act, where such action or omission to act is in reasonable reliance upon any statement or opinion contained in any such document or instrument.

          SECTION 6.17.  Successor Trust Collateral Agent.
                         --------------------------------

          (a) Merger.  Any Person into which the Trust Collateral Agent may be
              ------
converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any Person resulting from any such conversion, merger, consolidation, sale or transfer to which the Trust Collateral Agent is a party, shall (provided it is otherwise qualified to serve as the Trust Collateral Agent hereunder) be and become a successor Trust Collateral Agent hereunder and be vested with all of the title to and interest in the Collateral and all of the trusts, powers, discretions, immunities, privileges and other matters as was its predecessor without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding, except to the extent, if any, that any such action is necessary to perfect, or continue the perfection of, the security interest of the Issuer Secured Parties in the Collateral; provided that any such successor shall also be the successor Trustee under Section 6.9.

          (b) Resignation.  The Trust Collateral Agent and any successor Trust
              -----------
Collateral Agent may resign under this Indenture at any time upon 30 days prior written notice by so notifying the Issuer and the Insurer; provided that the Trust Collateral Agent shall not so resign unless it shall also resign as Trustee hereunder; provided, however that such resignation shall not be
                   --------  -------
effective until a successor Trust Collateral Agent shall have accepted appointment as successor Trust Collateral Agent and a successor Trustee shall have accepted appointment as successor Trustee.

          (c) Removal.  The Trust Collateral Agent may be removed by the
              -------
Controlling Party at any time (and should be removed at any time that the Trustee has been removed), with or without cause, by an instrument or concurrent instruments in writing delivered to the Trust Collateral Agent, the Issuer Secured Parties and the Issuer. A temporary successor may be removed at any time to allow a successor Trust Collateral Agent to be appointed pursuant to subsection (d) below. Any removal pursuant to the provisions of this subsection
(c) shall take effect only upon the date which is the latest of (i) the effective date of the appointment of a successor Trust Collateral Agent and the acceptance in writing by such successor Trust Collateral Agent of such appointment and of its obligation to perform its duties hereunder in accordance with the provisions hereof, and (ii) receipt by the Controlling Party of an Opinion of Counsel to the effect described in Section 3.6.

          (d) Acceptance by Successor. The Controlling Party shall have the sole
              -----------------------
right to appoint each successor Trust Collateral Agent. Every temporary or permanent successor Trust Collateral Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to each Issuer Secured Party and the Issuer an instrument in writing accepting such appointment hereunder and the relevant predecessor shall execute, acknowledge and deliver such other documents and instruments as will effectuate the delivery of all Collateral to the successor Trust Collateral Agent, whereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, duties and obligations of its predecessor. Such predecessor shall, nevertheless, on the written request of either Issuer Secured Party or the Issuer, execute and deliver an instrument transferring to such successor all the estates, properties, rights and powers of such predecessor hereunder. In the event that any instrument in writing from the Issuer or an Issuer Secured Party is reasonably required by a successor Trust Collateral Agent to more fully and certainly vest in such successor the estates, properties, rights, powers, duties and obligations vested or intended to be vested hereunder in the Trust Collateral Agent, any and all such written instruments shall, at the request of the temporary or permanent successor Trust Collateral Agent, be forthwith executed, acknowledged and delivered by the Trustee or the Issuer, as the case may be. The designation of any successor Trust Collateral Agent and the instrument or instruments removing any Trust Collateral Agent and appointing a successor hereunder, together with all other instruments provided for herein, shall be maintained with the records relating to the Collateral and, to the extent required by applicable law, filed or recorded by the successor Trust Collateral Agent in each place where such filing or recording is necessary to effect the transfer of the Collateral to the successor Trust Collateral Agent or to protect or continue the perfection of the security interests granted hereunder.

          (e) Notice to the Rating Agency. The Controlling Party shall give
              ---------------------------
Notice to the Rating Agency of any change in the Trust Collateral Agent within 5 days of such change.

          SECTION 6.18.  Compensation.  The Trust Collateral Agent shall not be
                         ------------
entitled to any compensation for the performance of its duties hereunder other than its portion of the Trustee Fee.

          SECTION 6.19.  Representations and Warranties of the Trustee and the
                         -----------------------------------------------------
Trust Collateral Agent.  Each of the Trust Collateral Agent and the Trustee
----------------------
represents and warrants to the Issuer and to each Issuer Secured Party as follows:

          (a) Due Organization.  The Trustee and the Trust Collateral Agent is a
              ----------------
national banking association, duly organized, validly existing and in good standing under the laws of the United States and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

          (b) Corporate Power. The Trustee and the Trust Collateral Agent has
              ---------------
all requisite right, power and authority to execute and deliver this Indenture and each of the other Basic Documents to which it is a party and to perform all of its duties as the Trustee or Trust Collateral Agent, as the case may be, hereunder.

          (c) Due Authorization. The execution and delivery by the Trust
              -----------------
Collateral Agent and the Trustee of this Indenture and the other Basic Documents to which it is a party, and the performance by the Trust Collateral Agent and the Trustee of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings which are required for the valid execution and delivery by the Trust Collateral Agent or the Trustee, or the performance by the Trust Collateral Agent or the Trustee, of this Indenture and such other Basic Documents.

          (d) Valid and Binding Indenture.  Each of the Trustee and the Trust
              ---------------------------
Collateral Agent has duly executed and delivered this Indenture and each other Basic Document to which it is a party, and each of this Indenture and each such other Basic Document constitutes the legal, valid and binding obligation of the Trustee and the Trust Collateral Agent, enforceable against the Trustee and the Trust Collateral Agent in accordance with its terms, except as (i) such enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

          (e) No Conflict.  The execution, delivery and performance by the
              ------------
Trustee and the Trust Collateral Agent of each Basic Document to which it is a party and compliance by the Trustee and the Trust Collateral Agent with all of the provisions hereof and thereof do not and will not contravene any law or regulation of the United States of America governing the banking or trust
----------
services of the Trustee and the Trust Collateral Agent or any order of any Governmental Authority binding upon the Trustee and the Trust Collateral Agent, or contravene the provisions of, or constitute a default by the Trustee and the Trust Collateral Agent under, or result in the creation of any Lien upon the Collateral under its corporate charter or by-laws or any indenture, mortgage, contract or other agreement or instrument to which the Trustee and the Trust Collateral Agent is a party or by which the Trustee and the Trust Collateral Agent or any of its property is bound or effected.

          (f) Litigation.  There are no proceedings pending or, to the knowledge
              ----------                            -------
of the Trustee or the Trust Collateral Agent, threatened against the Trustee or the Trust Collateral Agent before any Governmental Authority which individually or in the aggregate would impair the ability of the Trustee or the Trust Collateral Agent to perform its obligations under this Agreement or any other Basic Document or which question the validity of this Agreement or any other Basic Document or any action taken or to be taken pursuant hereto or thereto. The Trustee or the Trust Collateral Agent is not in default with respect to any order of any Governmental Authority binding upon the Trustee or the Trust Collateral Agent, the default under which would affect adversely the ability of the Trustee or the Trust Collateral Agent to perform its obligations under this Agreement or any other Basic Document.

          SECTION 6.20.  Waiver of Setoffs.  The Trustee and the Trust
                         -----------------
Collateral Agent hereby expressly waives any and all rights of setoff that the Trustee or the Trust Collateral Agent may otherwise at any time have under applicable law with respect to any Trust Account and agrees that amounts in the Trust Accounts shall at all times be held and applied solely in accordance with the provisions hereof.

          SECTION 6.21.  Control by the Controlling Party.  Unless otherwise
                         --------------------------------
specifically set forth herein, the Trustee and the Trust Collateral Agent shall comply with notices and instructions given by the Issuer only if accompanied by the prior written consent of the Controlling Party, except that if any Event of Default shall have occurred and be continuing, the Trustee and the Trust Collateral Agent shall act upon and comply with notices and instructions given by the Controlling Party alone in the place and stead of the Issuer.

                                 ARTICLE VII.

                        Noteholders' Lists and Reports
                        ------------------------------

          SECTION 7.1. Issuer To Furnish To Trustee Names and Addresses of
                       ---------------------------------------------------
Noteholders.  The Issuer will furnish or cause to be furnished to the Trustee
-----------
(a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Record Date, and (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Trustee is the Note Registrar, no such list shall be required to be furnished. The Trustee or, if the Trustee is not the Note Registrar, the Issuer shall furnish to the Insurer in writing on an annual basis on each March 31 and at such other times as the Insurer may request a copy of the list.

          SECTION 7.2. Preservation of Information; Communications to
                       ----------------------------------------------
Noteholders.  The Trustee shall preserve, in as current a form as is reasonably
-----------
practicable, the names and addresses of the Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished.

          SECTION 7.3. Reports by Issuer.
                       -----------------

          (a)    The Issuer shall:

          (i) file with the Trustee, within 10 days after the Issuer is required to file the same with the Commission, copies of the annual reports and copies of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

          (ii) file with the Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (iii) supply to the Trustee such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.3(a) as may be required by rules and regulations prescribed from time to time by the Commission.

          (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

          (c) The Trustee shall not have any duty or obligation with respect to any reports or other information delivered to it pursuant to this Section 7.3.

                                 ARTICLE VIII.

                     Accounts, Disbursements and Releases
                     ------------------------------------

          SECTION 8.1.   Collection of Money.  Except as otherwise expressly
                         -------------------
provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trust Collateral Agent pursuant to this Indenture and the Sale and Servicing Agreement. The Trustee shall apply all such money received by it, or cause the Trust Collateral Agent to apply all money received by it as provided in this Indenture and the Sale and Servicing Agreement. Except as otherwise expressly provided in this Indenture or in the Sale and Servicing Agreement, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Property, the Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

          SECTION 8.2.   Release of Trust Property.
                         -------------------------

          (a) Subject to the payment of its fees and expenses pursuant to
Section 6.7, the Trust Collateral Agent may, and when required by the Issuer and the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Trust Collateral Agent as provided in this Article VIII shall be bound to ascertain the Trust Collateral Agent's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

          (b) The Trust Collateral Agent shall, at such time as: (i) there are no Notes outstanding, (ii) all sums due the Trustee pursuant to Section 6.7 have been paid, (iii) the Note Policy has expired in accordance with its own terms and (iv) all amounts due to the Insurer under the Insurance Agreement or the other Basic Documents have been paid in full, release any remaining portion of the Trust Property that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts and the Spread Account. The Trustee shall release property from the lien of this Indenture pursuant to this Section 8.2(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate and an Opinion of Counsel.

          SECTION 8.3.   Opinion of Counsel.  The Trust Collateral Agent shall
                         ------------------
receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.2(a), accompanied by copies of any instruments involved, and the Trustee shall also require as a condition to such action, an Opinion of Counsel, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Property. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Trustee in connection with any such action.

                                  ARTICLE IX.

                            Supplemental Indentures
                            -----------------------

          SECTION 9.1.   Supplemental Indentures Without Consent of Noteholders.
                         ------------------------------------------------------

          (a) Without the consent of the Holders of any Notes but with prior written notice to the Rating Agency and with the consent of the Insurer (unless an Insurer Default shall have occurred and be continuing), as evidenced to the Trustee, the Issuer and the Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more written indentures supplemental hereto, for any of the following purposes:

          (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Trust Collateral Agent any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

          (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

          (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

          (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Trust Collateral Agent;

          (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect the interests of the Holders of the Notes;

          (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI.

          The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

          (b) The Issuer and the Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Holders of the Notes (unless the Holders of the Notes constitute the Controlling Party) but with prior notice to the Rating Agency by the Issuer and with the prior written consent of the Controlling Party, as evidenced to the Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder.

          SECTION 9.2.   Supplemental Indentures with Consent of Noteholders.
                         ---------------------------------------------------
The Issuer and the Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agency, with the prior written consent of the Insurer (unless an Insurer Default shall have occurred and be continuing) and with the consent of the Holders of not less than a majority of the Outstanding Amount of the Notes, by Act of such Holders delivered to the Issuer and the Trustee, enter into a written indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that, subject to the express rights of the Insurer under the Basic Documents, no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

   (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Property to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable;

   (ii) impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption
          Date);

   (iii) reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

  (iv) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

  (v) reduce the percentage of the Outstanding Amount of the Notes required to direct the Trustee to direct the Issuer to sell or liquidate the Trust Property pursuant to Section 5.4;

  (vi) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

  (vii) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

  (viii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Property or, except as otherwise permitted or contemplated herein or in any of the Basic Documents, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

          The Trustee may determine whether or not any Notes would be adversely affected by any supplemental indenture upon receipt of an Opinion of Counsel to that effect and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Trustee shall not be liable for any such determination made in good faith.

          Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to this Section, the Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

          SECTION 9.3.   Execution of Supplemental Indentures.  In executing, or
                         ------------------------------------
permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel (and, if requested, an Officer's Certificate) stating that the execution of such supplemental indenture is authorized or permitted by this Indenture.
The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

          SECTION 9.4.   Effect of Supplemental Indenture. Upon the execution of
                         --------------------------------
any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

          SECTION 9.5.   [Reserved].
                          --------

          SECTION 9.6.   Reference in Notes to Supplemental Indentures.  Notes
                         ---------------------------------------------
authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Issuer shall, bear a notation as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for outstanding Notes.

                                  ARTICLE X.

                              Redemption of Notes
                              -------------------

          SECTION 10.1.  Redemption.
                         ----------

          (a) The Notes are subject to redemption in whole, but not in part, at the direction of the Seller pursuant to Section 11.1(a) of the Sale and Servicing Agreement, on any Payment Date on which the Seller or the Servicer, acting on behalf of and at the direction of the Seller, exercises its option to make all required payments on the Notes and retain the Trust Property. The Servicer or the Issuer shall furnish the Insurer prior written notice of such redemption. If the Notes are to be redeemed pursuant to this Section 10.1(a), the Servicer or the Issuer shall furnish notice of such election to the Trustee not later than 35 days prior to the Redemption Date and the Issuer shall deposit with the Trustee in the Note Payment Account, the Redemption Price of the Notes five Business Days prior to the Redemption Date whereupon all such Notes shall be due and payable on the Redemption Date upon the furnishing of a notice complying with Section 10.2.

          (b) In the event that the assets of the Trust are sold pursuant to
Section 9.1 of the Trust Agreement, all amounts on deposit in the Note Payment Account shall be paid to the Noteholders up to the Outstanding Amount of the Notes and all accrued and unpaid interest thereon. If amounts are to be paid to Noteholders pursuant to this Section 10.1(b), the Servicer or the Issuer shall furnish written notice of such event to the Trustee not later than 45 days prior to the Redemption Date whereupon all such amounts shall be payable on the Redemption Date.

          SECTION 10.2.  Form of Redemption Notice.
                         -------------------------

          (a) Notice of redemption supplied to the Trustee by the Servicer under
Section 10.1(a) shall be given by the Trustee by facsimile or by first-class mail, postage prepaid, transmitted or mailed prior to the applicable Redemption Date to each Holder of Notes of record, as of the close of business on the date which is four Business Days prior to the applicable Redemption Date, at such Holder's address appearing in the Note Register.

          All notices of redemption shall state:

          (i)   the Redemption Date;

          (ii)  the Redemption Price;

          (iii) that the Record Date otherwise applicable to such Redemption Date is not applicable and that payments shall be made only upon presentation and surrender of such Notes and the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.2); and

          (iv) that interest on the Notes shall cease to accrue on the Redemption Date.

          Notice of redemption of the Notes shall be given by the Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

          (b) Prior notice of redemption under Section 10.1(b) is not required to be given to Noteholders.

          SECTION 10.3.  Notes Payable on Redemption Date.  The Notes to be
                         --------------------------------
redeemed shall, following notice of redemption as required by Section 10.2 (in the case of redemption pursuant to Section 10.1(a) or (b)), on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

                                  ARTICLE XI.

                                 Miscellaneous
                                 -------------

          SECTION 11.1.  Compliance Certificates and Opinions, etc.
                         -----------------------------------------

     (a) Upon any application or request by the Issuer to the Trustee or the Trust Collateral Agent to take any action under any provision of this Indenture, the Issuer shall furnish to the Noteholders, the Trustee or the Trust Collateral Agent, as the case may be, and to the Insurer if the application or request is made to the Trust Collateral Agent (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and (ii) an Opinion of

Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

          (b) (i) Prior to the deposit of any Collateral or other property or securities with the Trust Collateral Agent that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this Indenture, furnish to the Trust Collateral Agent and the Insurer an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

          (ii) Whenever the Issuer is required to furnish to the Trust Collateral Agent and the Insurer an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Trust Collateral Agent and the Insurer an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clauses (i) above and this clause (ii), is 10% or more of the Outstanding Amount of the Notes; provided, that such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than 1% of the Outstanding Amount of the Notes.

          (iii) Other than with respect to the release of any Purchased Receivables or Liquidated Receivables, whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Trust Collateral Agent and the Insurer an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

          (iv) Whenever the Issuer is required to furnish to the Trustee and the Insurer an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Trust Collateral Agent and the Insurer an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property other than Purchased Receivables and Liquidated Receivables, or securities released from the lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Outstanding Amount of the Notes; provided, that such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than 1% of the then Outstanding Amount of the Notes.

          (v) Notwithstanding Section 2.10 or any other provision of this Section, the Issuer may (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Trust Accounts and the Spread Account as and to the extent permitted or required by the Basic Documents.

          SECTION 11.2.  Form of Documents Delivered to Trustee.  In any case
                         --------------------------------------
where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          Whenever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to conclusively rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

          SECTION 11.3.  Acts of Noteholders.
                         -------------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any customary manner of the Trustee.

          (c) The ownership of Notes shall be proved by the Note Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every
Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

          SECTION 11.4.  Notices, etc. to Trustee, Issuer and Rating Agency.
                         --------------------------------------------------
Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

          (a) The Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed first-class and shall be deemed to have been duly given upon receipt to the Trustee at its Corporate Trust Office, or

          (b) The Issuer by the Trustee or by any Noteholder shall be sufficient for every purpose hereunder if personally delivered, delivered by facsimile or overnight courier or mailed first class, and shall be deemed to have been duly given upon receipt to the Issuer addressed to: TFC Automobile Receivables Trust 2001-1, in care of Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001

Attention: Corporate Trust Administration, or at any other address previously furnished in writing to the Trustee by Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Trustee.

          (c) The Insurer by the Issuer or the Trustee shall be sufficient for any purpose hereunder if in writing and mailed by first-class mail personally delivered or telexed or telecopied to the recipient as follows:

          To the Insurer:        Asset Guaranty Insurance Company
                                 335 Madison Avenue
                                 New York, NY 10017-4605
                                 Attention: Manager, Asset-Backed Surveillance

                                 Telecopy No.: (212)682-5377
                                 Telephone No.: (212)983-5859

          (In each case in which notice or other communication to the Insurer refers to an Event of Default, a claim on the Note Policy or with respect to which failure on the part of the Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of Kim Nance-Meier (Fax No.: (212)682-5377).

          (d) Notices required to be given to the Rating Agency by the Issuer, the Trustee or the Owner Trustee shall be in writing, personally delivered, delivered by overnight courier or first class or via facsimile to Standard & Poor's Ratings Services, 25 Broadway (15th Floor), New York, New York 10004,
Attention: Asset Backed Surveillance Department, Fax No: (212)412-0224, or at such other address as shall be designated by written notice to the other parties.

          SECTION 11.5.  Notices to Noteholders; Waiver.  Where this Indenture
                         ------------------------------
provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

          Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

          In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

          Where this Indenture provides for notice to the Rating Agency, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

          SECTION 11.6.  Alternate Payment and Notice Provisions.
                         ---------------------------------------
Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Trustee or the Note Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices, provided that such methods are reasonable and consented to by the Trustee (which consent shall not be unreasonably withheld). The Issuer will furnish to the Trustee a copy of each such agreement and the Trustee will cause payments to be made and notices to be given in accordance with such agreements.

          SECTION 11.7.  [Reserved].
                          --------

          SECTION 11.8.  Effect of Headings and Table of Contents.  The Article
                         ----------------------------------------
and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 11.9.  Successors and Assigns.  All covenants and agreements
                         ----------------------
in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Trustee in this Indenture shall bind its successors. All agreements of the Trust Collateral Agent in this Indenture shall bind its successors.

          SECTION 11.10. Separability.  In case any provision in this Indenture
                         ------------
or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 11.11. Benefits of Indenture.  Nothing in this Indenture or in
                         ---------------------
the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and the Owner Trustee and any other party secured hereunder, and any other person with an ownership interest in any part of the Trust Property, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          SECTION 11.12. Legal Holidays.  In any case where the date on which
                         --------------
any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date an which nominally due, and no interest shall accrue for the period from and after any such nominal date.

          SECTION 11.13. Governing Law.  THIS INDENTURE SHALL BE CONSTRUED IN
                         -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 11.14. Counterparts.  This Indenture may be executed in any
                         ------------
number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 11.15. Recording of Indenture. If this Indenture is subject to
                         ----------------------
recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Trust or any other counsel reasonably acceptable to the Trustee and the Insurer) to the effect that such recording is necessary either for the protection of the Noteholders or any other person secured hereunder or for the enforcement of any right or remedy granted to the Trustee or the Trust Collateral Agent under this Indenture or the Sale and Servicing Agreement.

          SECTION 11.16. Trust Obligation.  No recourse may be taken, directly
                         ----------------
or indirectly, with respect to the obligations of the Issuer, the Seller, the Servicer, the Owner Trustee, the Trust Collateral Agent or the Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Insurer, the Seller, the Servicer, the Trust Collateral Agent, the Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Insurer, the Seller, the Servicer, the Trust Collateral Agent, the Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Trust Collateral Agent, the Servicer, the Owner Trustee or the Trustee or of any successor or assign of the Seller, the Servicer, the Trust Collateral Agent, the Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee, the Trust Collateral Agent and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

          SECTION 11.17. No Petition.  The Trustee and the Trust Collateral
                         -----------
Agent, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

          SECTION 11.18. Inspection.  The Issuer agrees that, on reasonable
                         ----------
prior notice, it will permit any representative of the Trustee, the Insurer and the Holders of Notes evidencing not less than 25% of the Outstanding Amount thereof (for purpose of this Section 11.18 only, the principal amount of Notes Outstanding held by Persons that are affiliates may be aggregated for purposes of satisfying the 25% threshold), during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, at the Issuer's expense, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested; provided, however, that if
                                                   --------  -------
the Insurer is the Controlling Party, any expenses of the Noteholders incurred in connection with this Section 11.18 shall be borne by the Noteholders and not the Issuer. The Trustee, the Insurer and the Noteholders referenced above, shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Trustee may reasonably determine that such disclosure is consistent with its Obligations hereunder.

          SECTION 11.19. Limitation of Liability.  It is expressly understood
                         -----------------------
and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Agreement and by any person claiming by, through or under them and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaking by the Issuer under this Agreement or any related documents.

                           [Signature Page Follows]

          IN WITNESS WHEREOF, the Insurer, the Issuer, the Trustee and the Trust Collateral Agent have caused this Indenture to be duly executed by their respective officers, hereunto duly authorized, all as of the day and year first above written.

                                ASSET GUARANTY INSURANCE COMPANY

                                By:_______________________________
                                   Name:
                                   Title:

                                TFC AUTOMOBILE RECEIVABLES TRUST 2001-1

                                By:  WILMINGTON TRUST COMPANY, not in its
                                individual capacity but solely as  Owner Trustee

                                By:_______________________________
                                   Name:
                                   Title:

                                WELLS FARGO BANK MINNESOTA, NATIONAL
                                ASSOCIATION, not in its individual capacity but solely as Trustee and Trust Collateral Agent

                                By:_______________________________
                                   Name:
                                   Title

                                                                       EXHIBIT A

                                [Form of Note]
REGISTERED                                                         $[__________]
No. A - 1

                      SEE REVERSE FOR CERTAIN DEFINITIONS
                                                          CUSIP No. [__________]

               THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR "BLUE SKY' LAWS. THE HOLDER HEREOF, BY PURCHASING ANY NOTE, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY TO (1) THE ISSUER (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (3) IN A TRANSACTION OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.

          Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                    TFC AUTOMOBILE RECEIVABLES TRUST 2001-1

                           [___]% ASSET BACKED NOTES

          TFC Automobile Receivables Trust 2001-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to [__________], the principal sum of $[__________], such amount payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $[__________] and the denominator of which is $[__________] by (ii) the aggregate amount, if any, on such Payment Date payable from the Note Payment Account in respect of principal on the Notes pursuant to Section 3.1 of the Indenture until the Note Balance is equal to zero; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the [___________] Payment Date (the "Final Scheduled Payment Date"). This Note shall bear interest from the Closing Date until the principal of this Note is paid (or made available for payment) at the rate per annum shown above (the "Interest Rate"). Interest on this Note shall be paid as provided in Section 3.1 of the Indenture. Interest on this Note shall accrue and be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest on this Note shall be paid on each Payment Date in an amount equal to the product of (i) one-twelfth (or, in the case of the first Payment Date only, a fraction, the numerator of which is equal to the number of days in the initial Interest Period and the denominator of which is equal to 360) of the Interest Rate and (ii) the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date) or, in the case of the first Payment Date only, on the Closing Date. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

          The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

          The Notes are entitled to the benefits of a financial guaranty insurance policy (the "Note Policy") issued by Asset Guaranty Insurance Company (the "Insurer"), pursuant to which the Insurer has irrevocably and unconditionally guaranteed payments of the Noteholders' Interest Payment Amount on each Payment Date and the Noteholders' Principal Payment Amount on the Final Scheduled Payment Date, all as more fully set forth in the Indenture.

          For purposes of federal income, state and local income and franchise and any other income taxes, the Issuer will treat the Notes as indebtedness of the Issuer and hereby instructs the Trustee to treat the Notes as indebtedness of the Issuer for federal and state tax reporting purposes.

          Each Noteholder, by acceptance of this Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Insurer, the Seller, the Servicer, the Trustee, the Trust Collateral Agent or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any owner, beneficiary, agent, officer, director or employee of the Insurer, the Seller, the Servicer, the Trustee, the Trust Collateral Agent or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Servicer, the Trust Collateral Agent, the Owner Trustee or the Trustee or of any successor or assign of the Seller, the Servicer, the Trustee, the Trust Collateral Agent or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee, the Trust Collateral Agent and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.


                                TFC AUTOMOBILE RECEIVABLES
                                   TRUST 2001-1


                                By:  WILMINGTON TRUST COMPANY, not in its
                                individual capacity but solely as Owner Trustee under the Trust Agreement



                                By: _________________________________
                                    Name:
                                    Title:

Date:  [________], 2001

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  [_______], 2001                 WELLS FARGO BANK MINNESOTA,
                                       NATIONAL ASSOCIATION,not in its
                                       individual capacity but solely as Trustee



                                       By___________________________
                                             Authorized Signatory

                                REVERSE OF NOTE

          This Note is one of a duly authorized issue of Notes of the Issuer, designated as its [____]% Asset Backed Notes (herein called the "Notes"), all issued under an Indenture dated as of [______], 2001 (such indenture, as supplemented or amended, is herein called the "Indenture"), among the Insurer, the Issuer and Wells Fargo Bank Minnesota, National Association, as trustee and trust collateral agent (the "Trustee", which term includes any successor Trustee under the Indenture, and the "Trust Collateral Agent", which term includes any successor Trust Collateral Agent under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Insurer, the Issuer, the Trustee, the Trust Collateral Agent and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

          The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

          Principal of the Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the 15th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing [______], 2001.

          As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Payment Date and the Redemption Date, if any, pursuant to Section 10.1(a) or 10.1(b) of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable (i) on the date on which an Insurance Agreement Indenture Cross Default shall have occurred and the Insurer shall have delivered to the Trustee a written notice specifying that an Insurance Agreement Indenture Cross Default constituting an Event of Default under the Indenture has occurred or (ii) if an Insurer Default shall have occurred and be continuing, on the date on which an Event of Default shall have occurred and be continuing and the Trustee or the Holders of the Notes representing at least 66-2/3% of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

          Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by wire transfer in immediately available funds to the Person whose name appears as the Holder of this Note on the Note Register as of the close of business on the related Record Date. Such payments shall be wired to the Person entitled thereto to the account of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Trustee's principal Corporate Trust Office or at the office of the Trustee's agent appointed for such purposes located in Minneapolis, Minnesota; provided, however, that such presentation and surrender shall be waived with respect to any Noteholder upon satisfaction by the Noteholder of the indemnity requirements set forth in the Indenture (and not rescinded).

          The Issuer shall pay interest on overdue installments of interest at the Interest Rate to the extent lawful.

          As provided in the Indenture, the Notes may be redeemed pursuant to
Section 10.1(a) of the Indenture, in whole, but not in part, at the option of the Seller on any Payment Date on or after the date on which the Pool Balance is less than or equal to 15% of the Original Pool Balance.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange. Each Noteholder, by acceptance of a Note, covenants and agrees to treat the Notes as indebtedness for federal, state and local income and franchise tax purposes.

          Each Noteholder, by acceptance of a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer, of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

          Each purchaser of this Note will be deemed to have represented that either (a) it is not a Benefit Plan and is not acting on behalf of or investing the assets of a Benefit Plan or (b) the transferee's purchase and holding of such interest will be, or result in, a prohibited transaction which is not exempted by application of a statute, regulation, or an administrative exemption, such as a U.S. Department of Labor Prohibited Transaction Class Exemption.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Trustee and the Insurer and any agent of the Issuer, the Trustee or the Insurer may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Insurer and of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

          The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Notes under the Indenture.

          The Notes are issuable only in definitive form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

          Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer for the sole purposes of binding the interests of the Issuer in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                  ASSIGNMENT

Social Security or Taxpayer I.D. or other identifying number of assignee:
____________

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
________________________________________________________________________________
________________________________________________________________________________
                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated: _________________                          _____________________________*

                                                  Signature Guaranteed:


Dated  _________________                          _____________________________




________________________
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever.